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For International Diversification

Global &
International Funds

(photo of illustration from
For International Equity Brochure)

service and guidance

professional management

goals

1999
Semi-Annual
Report

International Equity Fund
Global Bond Fund
Global Equity Fund
Emerging Markets Fund

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


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      2                                                          June 10, 1999


Dear Shareholder:

Over the last six months, international investors found cause for optimism as financial turbulence around the world showed signs of calming. As in the United States, lower global interest rates helped turn the tide.

    In December, the central banks of 11 euro-zone nations cut rates to a uniform 3.0%. Many other nations abroad, including the United Kingdom, New Zealand and countries in the Pacific Rim followed suit. Lower borrowing costs helped ease a credit crunch in world markets, allowed businesses to expand and operate more profitably and reduced concerns about global economic stability.

   The International Monetary Fund also played a role in the global turnaround by providing billions of dollars to struggling economies including Brazil, Russia and many nations in Asia. IMF intervention helped limit the severity of economic problems in those nations and provided an incentive to implement reforms that are

Delaware Investments' experienced, disciplined and consistent approach to international Investing provides valuable portfolio diversification and attractive investment opportunities.

Cumulative/Average Annual Total Returns
----------------------------------------------------------------------------------------------------------
                                                                   Periods Ended May 31, 1999
                                                             Six Months                Lifetime
----------------------------------------------------------------------------------------------------------
International Equity Fund A Class (Est. 10/31/91)              +3.20%                   +9.69%
Lipper International Equity Fund Average                       +4.98% (511 funds)       +9.54% (62 funds)
Morgan Stanley Europe Australia Far East (EAFE) Index          +4.15%                   +8.49%
----------------------------------------------------------------------------------------------------------
Global Bond Fund A Class (Est. 12/27/94)                       -0.71%                   +8.59%
Lipper Global Income Fund Average                              -1.74% (146 funds)       +7.23% (88 funds)
Salomon Smith Barney World Government Bond Index               -3.62%                   +6.99%
----------------------------------------------------------------------------------------------------------
Global Equity Fund A Class (Est. 12/27/94)*                    +3.49%                  +13.87%
Lipper Global Equity Fund Average                              +9.99% (217 funds)      +14.66% (108 funds)
Morgan Stanley World Index                                     +8.92%                  +18.10%
----------------------------------------------------------------------------------------------------------
Emerging Markets Fund A Class (Est. 6/10/96)                  +10.48%                   -8.14%
Lipper Emerging Markets Fund Average                          +19.01% (155 funds)       -6.65% (105 funds)
Morgan Stanley Emerging Markets Free Index                    +21.39%                   -7.58%

    All performance is at net asset value and assumes reinvestment of distributions. For complete performance for all Fund classes and expense information, including waivers, see pages 13 and 14. The unmanaged Morgan Stanley World Index and Salomon Smith Barney World Government Bond Index include U.S. market performance. The Morgan Stanley Europe Australia Far East Index and the Morgan Stanley Emerging Markets Free Index are also unmanaged. All returns stated in U.S. dollars. Past performance does not guarantee future results.

* On July 21, 1998, Global Assets Fund was renamed Global Equity Fund and its investment focus changed. The Fund's Lipper Analytical Services peer group was changed to the Global Equity Fund category.


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expected to help prevent those problems from recurring.

    Emerging markets bounced back strongly from their disappointing 1998 performance. Brazil, in particular, demonstrated steady improvement after devaluing its currency in January, suggesting to us that the country may be through the worst of its problems. Over the last several months, Brazil's foreign reserves, a barometer of international confidence in the country, rose steadily to nearly $42 billion (Source: New York Times). Falling interest rates in Brazil boosted investor confidence and contributed to substantial stock market gains in March, April and May.

    After months of weakness, the economies in eastern Asia appear to be strengthening. Many corporations in the area have restructured and are operating more efficiently. Governments have adopted pro-business policy changes that are stimulating economic growth in the region. We expect these changes to benefit the long-term performance of investments in Asian markets.

    Amid this brightening global economic landscape, "value" investments, which appear to be selling for less than their true worth, took a back seat to more expensive "growth" investments, mirroring what we've seen in the U.S. Until recently, investors seemed willing to pay higher prices for growth stocks of companies with more reliable earnings. This is a key reason our global and international funds, which have a strong value approach, underperformed their benchmarks and their peers.

    The investor bias toward growth companies shifted in 1999, supported by the remarkable performance of cyclical stocks, long-overlooked investments which are often a staple of value funds. We believe Delaware's global and international funds are positioned to benefit if interest in undervalued investments remains strong.

    Patience and a long-term perspective are important attributes for all investors, especially those who invest in international markets. Delaware Investments' experienced, disciplined and consistent approach to international investing provides valuable portfolio diversification and attractive investment opportunities.

Sincerely,


/s/ Wayne A. Stork
----------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
----------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


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Portfolio Manager Reviews

International Equity Fund
By Clive A. Gillmore and Nigel G. May
Directors and Senior Portfolio Managers,
Delaware International Advisers Ltd.

Investment Strategy

International Equity Fund invests primarily in developed countries, concentrating on Western Europe and select Pacific Rim nations that meet the Fund's value discipline. We define value stocks as those that appear to be selling for less than their true worth, and have strong prospects for future growth.

   We consider International Equity Fund to be a core international fund, and therefore attempt to manage our risk profile. As the chart below shows, International Equity Fund has historically enjoyed a lower risk profile than many other international funds. When selecting countries, our disciplined value style includes an analysis of the political and economic environment, the strength and value of the currencies, and the anticipated inflation rate.

   Within Europe, we were cautious about the prospects for the euro and focused on countries that did not participate in the European Monetary Union convergence. The United Kingdom, at 29% of net assets, remained the Fund's largest country allocation.

   We also invested heavily in companies from Australia and New Zealand, which benefited from growing investor interest in commodity-based stocks. Our investments in Australia and New Zealand provided substantial gains for the Fund.

   In December of 1998, investors still seemed concerned about unstable global conditions. During the month, International Equity Fund's value approach

International Equity Fund's focus on less expensive stocks led us to invest more heavily in commodity-based stocks than the EAFE index, benefiting the Fund's performance in April and May.

Your Fund's Attractive Risk Profile
--------------------------------------------------------------------------------
Morningstar Risk Scores (Periods Ended May 31, 1999)*

                                  Three Years (366 funds) Five Years (190 funds)
--------------------------------------------------------------------------------
International Equity Fund A Class           0.62                   0.66
Foreign Stock Fund Average                  0.73                   0.75

* The average risk factor for all equity funds equals 1.00. Numbers greater than
  1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill's return and divides the result by the total number of months in the rating period. The fund's average monthly loss is then compared with the average monthly loss for the fund's investment class. The resulting risk rating expresses how risky the fund is relative to the average fund in the investment class. For example, since the average risk rating for the fund's investment class is 1.00, a Morningstar risk rating of 1.35 reveals that the fund has been 35% riskier than the average fund in the same category for the period considered.

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was overshadowed by investments that exhibited more substantial earnings growth.
This contributed to the Fund's +3.20% return for the six months ended May 31, 1999, (Class A shares at net asset value with distributions reinvested), slightly less than the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index and our peers.

    During the first half of 1999, however, investors started paying closer attention to less-expensive stocks. As countries like Brazil and Japan showed signs of turning the corner, the dominance of growth investments began to wane, benefiting many of the markets we were invested in.

    Since its inception, your Fund has historically kept its investments in Japanese stocks smaller than the EAFE Index. This was based on our belief that many Japanese stocks were overpriced. Over the last six months, faster-than-expected economic growth signaled an improving outlook for the Japanese economy and helped generate stronger investment returns. This made it difficult for International Equity Fund to keep pace with the EAFE Index and other international funds that had more substantial Japanese allocations. Nevertheless, we still view the Japanese market as overvalued and expect the economic recovery in the country to be slow and difficult.

    The outstanding performance of commodity-based stocks was a bright spot for the Fund. Growing investor confidence in the recovery of many worldwide economies boosted the performance of commodities issues, including oil, utility and paper companies. International Equity Fund's focus on less expensive stocks led us to invest more heavily in commodity-based stocks than the EAFE Index, benefiting the Fund's performance in April and May.

    Rising demand from recovering world markets and the intervention of OPEC, an intergovernmental organization working to bring stability to the petroleum market, contributed to higher oil prices. This helped support higher prices for the Fund's holdings of ELF Acquitaine, a French company that produces, refines and distributes oil.

    Stronger global demand for commodities also benefited the Fund's holdings of CSR., a diversified company producing a wide range of products including building materials and aluminum.



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Outlook

In the coming months, International Equity Fund's country allocations should remain relatively stable. The U.K., in our opinion, currently offers attractive value and will probably remain the Fund's largest position.

     We may, however, continue to protect our U.K. position, by hedging approximately 8% of our holdings in sterling, based on our belief that the currency is somewhat overvalued. While the expense of currency contracts limits the Fund's short-term total returns, such contracts can help reduce our exposure to fluctuating currency values.

   During the first quarter of 1999, Japan's economy, the world's second largest, grew 1.9%, reversing a trend of five consecutive quarters of contraction (Source: Bloomberg Business News). Despite this encouraging news, we expect to hold our Japanese position relatively steady at approximately 13% of the Fund's total net assets, substantially less than the EAFE Index. In our view, the road to economic recovery in Japan will be bumpy. In the coming months, we will continue to monitor the progress of economic recovery in Japan, while searching for select companies that offer reasonably priced stocks.

   In our opinion, International Equity Fund's value portfolio remains positioned to minimize investment risk and capitalize on opportunities in overlooked markets.

We were encouraged by the long awaited return-to-form of less expensive investments in recent months. Should global economies continue to demonstrate stronger growth, investors may remain focused on a broader base of companies, including reasonably priced value stocks.


International Equity Fund's Country Allocation vs.
Morgan Stanley Europe Australia Far East Index
--------------------------------------------------------------------------------

                                   International            Morgan Stanley
                                    Equity Fund              EAFE Index
--------------------------------------------------------------------------------
United Kingdom                         28.6%                   22.5%
Australia/New Zealand                  13.8%                    3.1%
Japan                                  13.4%                   23.0%
Germany                                 9.6%                    9.5%
France                                  8.7%                    9.3%
Netherlands/Belgium                     8.2%                    7.5%
Spain                                   6.5%                    3.1%
Hong Kong                               3.0%                    2.4%
Singapore/Malaysia                      1.6%                    1.0%

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Global Bond Fund
By Ian G. Sims, Christopher A. Moth and Joanna Bates
Senior Portfolio Managers,
Delaware International Advisers Ltd.

Strategic Positioning

Global markets calmed considerably since the fall and winter of 1998. A healthy U.S. economy helped support global economic recovery, especially in emerging markets regions such as Asia and Latin America. Demand for the security of fixed income investments appeared to wane as investor confidence increased.

    Global Bond Fund provided a total return of -0.71% for the six months ended May 31, 1999 (Class A shares with dividends reinvested). Although your Fund's return was negative for this period, we did a better job of preserving capital than the Fund's unmanaged benchmark, the Salomon Smith Barney World Government Bond Index and the average return of a peer group of funds with similar investment objectives, tracked by Lipper Analytical Services, Inc.

    On July 2, 1999, Joanna Bates joined the Global Bond Fund portfolio management team. Ms. Bates is a graduate of London University and has been with Delaware since 1997. Previously she was an Associate Director, Fixed Interest at Hill Samuel Investment Management. Christopher A. Moth has been a portfolio manager for Global Bond Fund since January of 1997. Mr. Moth graduated from the City University of London and previously worked at the Guardian Royal Exchange, where he was responsible for technical analysis, quantitative models and projections.

    Global Bond Fund's portfolio managers place great importance on quality and focus primarily on bonds rated A or better by Standard & Poor's. At the mid point of your Fund's fiscal year, the portfolio's average bond quality was AA+, based on S&P ratings.

    An improving global outlook and a robust U.S. economy reduced demand for U.S. government debt over the last six months, lowering prices and pushing yields higher. Long-term U.S. Treasury yields increased to just over 5.8% as of May 31, 1999 from last October's low of 4.7% (Source: Bloomberg Business News).

    Because we rely on income potential as the key measure of value, Global Bond Fund significantly increased its allocation in U.S. Treasuries to 17.7%, as of May 31, 1999, an increase of more than 9% since the beginning of the fiscal year. The U.S. is now Global Bond Fund's largest country allocation.

    Complementing our U.S. holdings were sizable investments in Australia, Canada and New Zealand. Prior to November, we viewed currencies in these countries as extremely undervalued relative to the U.S. dollar. Global Bond Fund benefited over the past six months as currencies in Australia, Canada and New Zealand strengthened. We have, however, begun to reduce our exposure in these countries in favor of the better values we believe to be now available in Europe.

    In Europe, progress toward currency union over the past two years originally helped bond performance in countries with historically weak currencies and higher-than-average inflation like Italy and Spain. Since the euro was introduced in January, however, the value of the new currency depreciated over 12% as of

Global Bond Fund's portfolio managers place great importance on quality and focus primarily on bonds rated A or better by Standard & Poor's.


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May 31, 1999 (Source: Bloomberg Business News).

    We believe slower-than-expected growth throughout Europe and an economic recession in Germany contributed to the declining value of the euro. The weakness of the euro increased bond yields in European Monetary Union member nations, creating better value and opening up attractive investment opportunities for Global Bond Fund.

    Investing in foreign bonds involves certain risks, including fluctuating currency values. Since American investors measure their results in U.S. dollars, international currency changes can add or subtract from U.S. returns. We attempt to reduce currency risk by holding bonds denominated in currencies that appear undervalued. For example, as of May 31, 1999 we held bonds denominated in the South African rand, which we viewed as inexpensive and having the potential to significantly rise in value.

    We also attempt to minimize risk by selectively hedging our currency exposure with contracts that allow us to convert foreign currencies into U.S. dollars at a predetermined rate. Global Bond Fund's focus on undervalued currencies made hedging unnecessary over the last six months.

    In general, we look for bonds with an average effective maturity in the five- to ten-year range, a range we believe offers an attractive level of income relative to the higher risk of fluctuating interest rates with longer term bonds. Your Fund's average effective maturity as of May 31, 1999 was 6.88 years, well within our target.

Outlook

We believe inflationary pressures in the United States have started to increase. In our opinion, U.S. bond yields are currently low and don't reflect the possibility that interest rates may rise. The potential for stronger global economic growth could also contribute to higher inflation during the next six months.

    We expect to continue to limit the Fund's exposure to inflation risk by maintaining a relatively short average effective duration. As of May 31, 1999, Global Bond Fund's average effective duration was 4.81 years, shorter than that of the Salomon Smith Barney World Government Bond Index. We plan to continue defensively positioning Global Bond Fund's duration in the coming months to help preserve capital if yields rise and prices fall.

    In our opinion, U.S. bond yields, while still somewhat low, are substantially more attractive than in recent years. We also see opportunities in Europe to purchase undervalued bonds due to slower economic growth and currency weakness.

    Foreign bond markets now represent more than half of the fixed-income opportunities worldwide, up from less than one third in 1989 (Source: Bloomberg Business News). We remain confident that a portfolio consisting of both U.S. and foreign bonds helps reduce investment risk and increases your opportunities for high current income and capital appreciation. We thank you for your continued commitment to Global Bond Fund and Delaware Investments.



GLOBAL BOND FUND
Portfolio Highlights
--------------------------------------------------------------------------------
May 31, 1999
--------------------------------------------------------------------------------
Current 30-Day SEC Yield                                3.51%*
Highest Concentration - United States               18.65% of assets
Average Effective Duration                            4.81 years
Average Effective Maturity                            6.88 years
Average Quality                                          AA+

* For Class A shares, measured according to Securities and Exchange Commission guidelines, SEC 30-day yield was 2.98%, 3.00% and 3.99% for Class B, Class C and Institutional Class shares. Performance information for all classes can be found on pages 13 and 14.


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Global Equity Fund
By Elizabeth A. Desmond
Director and Senior Portfolio Manager,
Delaware International Advisers Ltd.

And Robert L. Arnold
Senior Portfolio Manager
Delaware Management Company

Sharing the same value investment strategy as Delaware Investments' International Equity Fund, Global Equity Fund scans the world for markets, currencies and companies that are reasonably valued given their prospects for future growth. Complementing Global Equity Fund's international holdings, is a substantial portfolio of U.S. stocks that also meet value criteria.

    Global Equity Fund provided a positive return of +3.49% in the six months ended May 31, 1999 (Class A shares with distributions reinvested at net asset value). Two of the strongest major markets since last December have been the United States and Japan. We were not as heavily invested in these markets as our benchmark, the Morgan Stanley World Index, or many other global funds because we viewed them as overpriced. Therefore, this strategy worked against the portfolio over the last six months and helps explain why the Fund did not keep pace with the returns of the Morgan Stanley World Index and our peers.

    Some of the European markets were decidedly lackluster. Stock prices in Germany fell 7.0% over the last six months and France rose just over 2% (Source:
Bloomberg Business News). We attribute this, in part, to the weakness of the new European currency, the euro. After a smooth start-up on January 4, the euro has steadily slipped against the U.S. dollar, reflecting the sharp contrast between the pace of economic growth in the U.S. and in Europe.

    Due to the uncertain long-term outlook for the euro, we focused most of the Fund's assets on countries that did not adopt the new currency. Our largest country allocation remained the U.K. We also maintained sizable allocations in stocks from Australia and New Zealand where the anticipation of stronger demand for commodities helped drive attractive returns on commodity-based stocks.

    The Asian markets performed well over the past six months, particularly Japan, Hong Kong and Singapore, where signs that governments are implementing much needed reforms boosted investor confidence.

    As of May 31, 1999, approximately 37% of Global Equity Fund was invested in U.S. equities, compared to more than 51% for the Morgan Stanley World Index, the Fund's benchmark. Until April, very large growth-oriented companies and technology companies with high price-to-

Hewlett Packard, a technology company, was one of our better-performing U.S. stocks over the last six months. A strong new product line and plans to restructure the organization contributed to Hewlett Packard's impressive performance


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      10

earnings ratios dominated U.S. equity market returns. P/E ratios are a commonly used measurement of a stock's value. Global Equity Fund's focus on stocks which we believe are selling for less than their true worth limited our ability to invest in many of the best performing U.S. stocks.

    Hewlett Packard, a technology company, was one of our better-performing U.S. holdings over the last six months. A strong new product line and plans to restructure the organization contributed to Hewlett Packard's impressive performance. Investors were especially interested in a new network server that is expected to deliver twice the power of competing products for half the cost.

Outlook

Looking forward, we will probably remain underweighted in Japan relative to the Morgan Stanley World Index. In our opinion, the majority of Japanese stock offerings are too expensive to meet Global Equity Fund's value discipline. Our U.S. equity allocation will also probably remain below that of the Index. We believe other parts of the world currently offer better value and superior opportunities for capital appreciation.

    We plan to continue to invest a large portion of the Fund's assets in the U.K., Australia and New Zealand, which in our opinion, have healthy prospects for future growth. We are, however, currently hedging the British sterling, which we view as overvalued relative to the U.S. dollar.

    We feel U.S. inflation should remain relatively benign, however, it could tick up modestly due to higher commodity prices and labor costs. In our opinion, a higher rate of inflation might prompt the U.S. Federal Reserve to raise short-term interest rates. Higher interest rates are a potential concern for the Fund, because increased borrowing costs could slow down the rate of global economic recovery and reduce the attractiveness of less-expensive value stocks.

    We believe a stronger Asian region could further the process of recovery in many other parts of the world and help counterbalance the impact of potentially higher U.S. interest rates. A continued global recovery should create higher demand for commodities, which in our opinion will benefit Global Equity Fund's long-term value focus.


GLOBAL EQUITY FUND'S
Asset Mix
------------------------------------------
May 31, 1999

Europe                        53.7%
Pacific                        7.6%
U.S. Stocks                   37.2%
Cash and Other Assets          1.5%


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Emerging Markets Fund
By Clive A. Gillmore, Robert Akester And Joshua Brooks
Senior Portfolio Managers
Delaware International Advisers Ltd.

Investment Strategy
After weathering one of the most difficult years ever in 1998, emerging markets investors saw substantial improvement during the opening months of 1999. For the six months ended May 31, 1999, emerging markets investments, as measured by the Morgan Stanley Emerging Markets Free Index, gained over 20%, signaling that after more than 18 months of turmoil, world markets appeared to be on the upswing.

    Delaware Investments' Emerging Markets Fund returned +10.48% (Class A shares at net asset value with distributions reinvested) for the same six month period. Although the Fund performed well in absolute terms, it fell short of both the Morgan Stanley Emerging Markets Free ("EMF") Index, the Fund's benchmark, and a peer group of funds with similar investment objectives.

    Consistent with our other global and international funds, Emerging Markets Fund follows a steadfast value discipline and has a lower price-to-earnings ratio than the Morgan Stanley EMF Index. We believe value stocks in emerging markets offer attractive long-term opportunities; however, over the last six months, our focus on such companies contributed to the Fund's underperformance.

    For the last several years, uncertain global economic conditions reduced the appeal of value investments, which were overshadowed by large growth-oriented companies. This trend began to reverse in April and May as the worst of the global recession appeared to be over and worldwide economies showed signs of heating up. Commodity issues and energy stocks, in particular, benefited from investors' expectations for stronger economic growth in many parts of the world.

    When selecting stocks, we not only look at companies, we also consider the country of origin. Due to the higher degree of risk associated with international investing, we maintained a portfolio of 71 different companies from 24 emerging markets countries, as of May 31, 1999. We believe investing in a broad range of companies and countries helps to reduce long-term investment risk.

    We continued to invest the largest percentage of Emerging Markets Fund's assets in Brazil. Brazil, after surviving severe financial problems in the third and fourth quarters of 1998, progressed toward recovery in 1999. In December 1998 and January of 1999, our substantial allocation to Brazil had a negative impact on the Fund's performance. While many of the companies operating in Brazil were modernizing, restructuring and becoming more efficient, investors were concerned about the Brazilian government's reluctance to implement economic reforms.


After weathering one of the most difficult years ever in 1998, emerging markets investors saw substantial improvement during the opening months of 1999.


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    Brazil's market, however, made remarkable progress after the devaluation of the nation's currency, the real, on January 21, 1999. Because Brazil does not export heavily, the currency devaluation had little impact on trade. However, it did slow the outflow of international capital, led to lower interest rates and improved investor confidence. After months of uneasiness about Brazil's currency, investors were encouraged to see Brazil pull through the devaluation in reasonably good shape. Consequently, since the end of January, stock prices in Brazil have risen more than 56%.

    Although South Korea's stock market performed well over the past six months, we chose to invest less heavily there than our benchmark, the Morgan Stanley Emerging Markets Free Index. As of May 31, we allocated 2.1% of Emerging Markets Fund's assets in South Korean stocks, compared with the Index's 12.5%.

    In some ways, we view developments in the South Korean market as the reverse of what we have seen in Brazil. For example, in Brazil, governmental reforms have been implemented slowly and with much opposition. Nevertheless, many Brazilian businesses restructured on their own, in order to operate more profitably. In contrast, the South Korean government has promoted strong measures to turn their economy around. However, we believe many companies in South Korea are still borrowing excessively and expanding into unprofitable markets.

Outlook

After a difficult year, it appears that many emerging markets economies have started to turn the corner. As emerging nations continue to work with the International Monetary Fund to implement much-needed economic reforms, we expect the measures to provide long-term benefits to investors.

    We believe Thailand and China are two countries in the Pacific Rim that currently offer the most attractive opportunities for long-term capital appreciation. We also plan to continue allocating a substantial portion of the Fund's assets to Brazil, where many companies still appear very inexpensive to us.

    While it is still too soon to close the book on problems in emerging markets, the prospects of a severe global recession seem greatly reduced. For investors with a long-term outlook and a tolerance for the special risks associated with investing in emerging markets, we see greater-than-usual opportunities to discover companies and countries that are temporarily out of favor, but have the potential to rise in value to their true worth.

As emerging nations
continue to work
with the
International
Montetary Fund to
implement much-
needed economic
reforms, we expect
the measures to
provide long-term
benefits to emerging
market investors.

Emerging Markets Fund:
Focusing On Latin America
--------------------------------------------------------------------------------
Country/Region Allocation May 31, 1999

U.S. Cash Equivalents                        8.9%
Latin America*                              33.1%
Eastern Europe and Russia                    8.3%
South Africa                                12.6%
Middle East**                                8.2%
India                                        4.4%
Taiwan                                       1.2%
China (Hong Kong)                            5.9%
Thailand                                     5.8%
Malaysia                                     9.4%
Other Pacific Rim***                         2.2%

  *Argentina, Brazil, Chile, Mexico, Peru.
 **Israel, Turkey, Egypt.
***Indonesia, South Korea.
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Performance Summary

International Equity Fund
--------------------------------------------------------------------------------
Average Annual Total Returns Through May 31, 1999
                                 Lifetime          Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
   Excluding Sales Charge          +9.69%            +8.77%         -0.91%
   Including Sales Charge          +8.83%            +7.49%         -6.63%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge          +7.38%                           -1.54%
   Including Sales Charge          +7.06%                           -6.42%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge         +10.08%                           -1.54%
   Including Sales Charge         +10.08%                           -2.52%


Global Bond Fund
--------------------------------------------------------------------------------
Average Annual Total Returns Through May 31, 1999
                                              Lifetime             One Year
--------------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge                       +8.59%              +4.14%
   Including Sales Charge                       +7.40%              -0.79%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                       +7.84%              +3.41%
   Including Sales Charge                       +7.49%              -0.54%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                       +4.79%              +3.53%
   Including Sales Charge                       +4.79%              +2.54%

Returns reflect reinvestment of distributions and, where designated "Including Sales Charge" any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares have a front-end maximum sales charge of 5.75% (4.75% for Global Bond Fund) and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a contingent deferred sales charge of up to 5% (4.00% for Global Bond Fund) if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.
Institutional Class shares for each Fund, which are available without sales or asset-based distribution charges only to certain eligible institutional accounts, provided the following returns for the listed periods ended May 31, 1999.

                                          Lifetime   Five Years    One Year
International Equity Fund (10/31/92)       +9.98%      +9.10%       -0.60%
Global Bond Fund (12/27/94)                +8.91%                   +4.54%
Global Equity Fund (12/27/94)             +14.21%                   +3.49%
Emerging Markets Fund (6/10/96)            -7.84%                  -18.28%

Lifetime performance commenced 10/31/91. For the period 10/31/92 through 11/9/92, performance is based on Class A performance, adjusted to eliminate the sales charges, but not the asset-based distribution charge.

      for
 international
diversification
      14

Global Equity Fund*
--------------------------------------------------------------------------------
Average Annual Total Returns Through May 31, 1999
                                         Lifetime               One Year
--------------------------------------------------------------------------------
Class A (Est. 12/27/94)
   Excluding Sales Charge                 +13.87%                +3.18%
   Including Sales Charge                 +12.35%                -2.75%
--------------------------------------------------------------------------------
Class B (Est. 12/27/94)
   Excluding Sales Charge                 +13.07%                +2.47%
   Including Sales Charge                 +12.77%                -2.36%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                 +10.57%                +2.48%
   Including Sales Charge                 +10.57%                +1.51%

See the footnotes on page 13 for important additional information and Institutional Class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

* Effective July 21, 1998, the Fund was renamed Global Equity Fund and its investment objective changed.

Emerging Markets Fund
--------------------------------------------------------------------------------
Average Annual Total Returns Through May 31, 1999
                                         Lifetime               One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
   Excluding Sales Charge                 -8.14%                -18.48%
   Including Sales Charge                 -9.96%                -23.17%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
   Excluding Sales Charge                 -8.75%                -19.04%
   Including Sales Charge                 -9.61%                -23.08%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
   Excluding Sales Charge                 -8.79%                -19.16%
   Including Sales Charge                 -8.79%                -19.96%

See the footnotes on page 13 for important additional information and Institutional Class performance. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

                                           for international diversifications 15


Financial Statements
Delaware Group Global & International Funds, Inc. -
International Equity Series
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                                    Market
                                                    Number           Value
                                                   of Shares        (U.S. $)
                                                   -----------------------------
  Common Stock - 93.35%
  Australia - 10.84%
  Amcor .....................................      1,380,000      $ 7,336,980
  CSR .......................................      2,482,874        6,665,077
  Foster's Brewing Group ....................      3,801,165       10,761,855
 +National Australia Bank ...................        552,518        8,943,116
  Orica .....................................        734,300        4,057,305
                                                                  -----------
                                                                   37,764,333
                                                                  -----------
  Belgium - 1.65%
 +Electrabel ................................         18,679        5,734,008
                                                                  -----------
                                                                    5,734,008
                                                                  -----------
  France - 8.74%
  Alcatel Alsthom ...........................         58,531        6,945,774
 +Compagnie de Saint Gobain .................         45,975        7,202,580
  Elf Aquitaine .............................         49,865        7,204,688
  Societe Generale ..........................         50,118        9,088,072
                                                                  -----------
                                                                   30,441,114
                                                                  -----------
  Germany - 9.59%
  Bayer .....................................        182,090        6,937,405
 +Bayerische Vereinsbank ....................         98,800        5,255,423
  Continental ...............................        119,500        2,744,121
 +RWE .......................................        204,000        9,067,507
  Siemens ...................................        139,900        9,378,501
                                                                  -----------
                                                                   33,382,957
                                                                  -----------
  Hong Kong - 2.98%
  Hong Kong Electric ........................      1,482,000        4,643,701
  Wharf Holdings ............................      2,258,000        5,750,437
                                                                  -----------
                                                                   10,394,138
                                                                  -----------
  Japan - 13.40%
  Canon .....................................        418,000       10,477,919
  Eisai .....................................        334,000        6,190,018
  Hitachi ...................................        620,000        4,529,939
 +Kinki Coca-Cola Bottling ..................        183,000        3,233,616
  Koito Manufacturing .......................        679,000        3,214,335
  Matsushita Elecric ........................        554,000        9,971,323
  West Japan Railway ........................          2,270        9,048,290
                                                                  -----------
                                                                   46,665,440
                                                                  -----------
  Malaysia - 0.58%
  Oriental Holdings Berhad ..................        320,000          732,632
  Sime Darby Berhad .........................        966,000        1,265,968
                                                                  -----------
                                                                    1,998,600
                                                                  -----------

--------------------------------------------------------------------------------
                                                                    Market
                                                    Number           Value
                                                   of Shares        (U.S. $)
                                                   -----------------------------
  Common Stock (Continued)
  Netherlands - 6.52%
  Elsevier ..................................        573,000      $ 7,247,042
  Koninklijke Van Ommeren ...................         66,000        1,923,676
  Royal Dutch Petroleum .....................        140,280        7,797,706
 +Unilever ..................................         86,714        5,754,409
                                                                  -----------
                                                                   22,722,833
                                                                  -----------
  New Zealand - 2.95%
 +Carter Holt Harvey ........................      1,117,300        1,280,751
 +Telecom Corporation of New Zealand ........      2,079,920        8,979,720
                                                                  -----------
                                                                   10,260,471
                                                                  -----------
  Singapore - 0.99%
  Jardine Matheson Holdings Limited .........        802,287        3,433,788
                                                                  -----------
                                                                    3,433,788
                                                                  -----------
  Spain - 6.53%
 +Banco Santander Central Hispano ...........        450,066        9,369,924
  Iberdrola .................................        215,000        3,075,070
+*Telefonica de Espana ......................        215,078       10,294,253
                                                                  -----------
                                                                   22,739,247
                                                                  -----------
  United Kingdom - 28.58%
  Bass ......................................        676,607       10,041,707
  BG ........................................      1,245,000        6,861,746
  Blue Circle Industries ....................      1,453,254        9,044,889
  Boots .....................................        607,500        7,931,614
  British Airways ...........................      1,474,570       10,470,088
  Cable & Wireless ..........................        820,000       10,043,073
  Centrica ..................................        841,500        1,694,156
  GKN .......................................        675,800       11,062,998
  Great Universal Stores ....................        740,200        7,886,576
  Rio Tinto .................................        614,700        9,019,595
  Taylor Woodrow ............................      2,780,825        7,969,260
  Unigate ...................................      1,103,000        7,505,088
                                                                  -----------
                                                                   99,530,790
                                                                  -----------
  Total Common Stock
    (cost $286,279,073) .....................                     325,067,719
                                                                  -----------
  Warrants - 0.02%
  Hong Kong - 0.02%
 *Wharf Holdings ............................        112,900           58,232
                                                                  -----------
  Total Warrants (cost $0) ..................                          58,232
                                                                  -----------

16 for international diversification


International Equity Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
Total Market Value of Securities - 93.37%
   (cost $286,279,073) ......................................     $325,125,951
Receivables and Other Assets
   Net of Liabilities - 6.63% ...............................       23,080,630
                                                                  ------------
Net Assets Applicable to 22,275,925 shares
   ($0.01 par value) Outstanding - 100.00% ..................     $348,206,581
                                                                  ============

Net Asset Value - International Equity Series A Class
   ($112,223,138 / 7,184,924 shares) ........................           $15.62
                                                                        ======
Net Asset Value - International Equity Series B Class
   ($36,530,246 / 2,345,536 shares) .........................           $15.57
                                                                        ======
Net Asset Value - International Equity Series C Class
   ($13,804,366 / 887,341 shares) ...........................           $15.56
                                                                        ======
Net Asset Value - International Equity Series Institutional
   Class ($185,648,831 / 11,858,124 shares) .................           $15.66
                                                                        ======

Components of Net Assets at May 31, 1999:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to International
   Equity Series A Class, 25,000,000 shares allocated to
   International Equity Series B Class, 25,000,000 shares
   allocated to International Equity Series C Class, and
   50,000,000 shares allocated to International Equity Series
   Institutional Class ......................................     $304,582,479
   Undistributed net investment income** ....................        1,505,366
Accumulated net realized gain on investments ................        3,028,993
Net unrealized appreciation of investments and foreign
   currencies ...............................................       39,089,743
                                                                  ------------
Total net assets ............................................     $348,206,581
                                                                  ============

-------------------------------
 *Non-income producing security.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

Net Asset Value and Offering Price Per Share -
   International Equity Series
Net asset value A Class (A) .................................           $15.62
Sales charge (5.75% of offering price or 6.08% of
   the amount invested per share) (B) .......................             0.95
                                                                        ------
Offering price ..............................................           $16.57
                                                                        ======

-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Statement of Assets and Liabilities
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                                  International
                                                                  Equity Series
                                                                  -------------
Assets:
Investments at market .......................................     $325,125,951
Cash and foreign currencies .................................       12,065,509
Dividends and interest receivable ...........................        2,231,644
Receivable for securities sold ..............................        4,013,450
Other assets ................................................        7,307,213
                                                                  ------------
Total assets ................................................      350,743,767
                                                                  ------------

Liabilities:
Other accounts payable and accrued expenses .................        2,537,186
                                                                  ------------
Total liabilities ...........................................        2,537,186
                                                                  ------------

Total net assets ............................................      348,206,581
                                                                  ============

Investments at cost .........................................      286,279,073
                                                                  ------------

                             See accompanying notes
                                            for international diversification 17


Delaware Group Global & International Funds, Inc. -
Global Bond Series
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                                        Market
                                                         Principal      Value
                                                           Amount*     (U.S. $)
                                                       -------------------------
Bonds - 96.34%
Australia - 10.91%
Australian Government 6.75% 11/15/06 ............. A$     400,000   $ 274,170
Federal National Mortgage Association
   5.75% 09/05/00 ................................        600,000     394,072
New South Wales Treasury
   6.50% 05/01/06 ................................        400,000     266,759
   7.00% 02/01/00 ................................      1,000,000     661,542
Queensland Treasury
   8.00% 08/14/01 ................................        750,000     514,761
                                                                    ---------
                                                                    2,111,304
                                                                    ---------
Canada - 17.68%
Abbey National Treasury Service
   7.00% 12/31/99 ................................ C$   1,050,000     719,654
Government of Canada
   5.25% 09/01/03 ................................        300,000     203,032
   7.50% 03/01/01 ................................        500,000     352,224
   10.25% 03/15/14 ...............................        800,000     801,894
Japan Highway 7.875% 09/27/02 ....................        500,000     359,868
KFW International Finance 6.50% 12/28/01 .........        120,000      83,027
Kingdom of Norway 8.375% 01/27/03 ................        120,000      88,252
Ontario Hydro
   5.60% 06/02/08 ................................        700,000     471,533
   10.00% 03/19/01 ...............................        470,000     343,535
                                                                    ---------
                                                                    3,423,019
                                                                    ---------
Germany - 18.08%
Baden Wurt L-Finance
   6.625% 08/20/03 ............................... Eu     675,000     402,509
Bundesrepublik Deutschland
   6.00% 07/04/07 ................................        301,129     356,216
   6.25% 01/04/24 ................................        328,952     398,169
Deutsche Pfandbrief Hypotheken
   5.625% 02/07/03 ...............................        600,000     673,411
Halifax 5.625% 07/23/07 ..........................      1,550,000     897,304
Republic of Austria 7.25% 05/03/07 ...............      1,200,000     772,350
                                                                    ---------
                                                                    3,499,959
                                                                    ---------
Netherlands - 4.97%
Netherlands Government
   8.25% 09/15/07 ................................ Eu     158,402     212,459
   9.00% 05/15/00 ................................        680,670     749,852
                                                                    ---------
                                                                      962,311
                                                                    ---------
New Zealand - 9.71%
Government of New Zealand
   7.00% 07/15/09 ................................NZ$     200,000     112,874
   8.00% 04/15/04 ................................      1,200,000     699,852
   8.00% 11/15/06 ................................        900,000     534,902
   10.00% 03/15/02 ...............................        550,000     328,841
Ontario Province 6.25% 12/03/08 ..................        400,000     204,083
                                                                    ---------
                                                                    1,880,552
                                                                    ---------

--------------------------------------------------------------------------------
                                                                        Market
                                                         Principal      Value
                                                           Amount*     (U.S. $)
                                                       -------------------------
Bonds (continued)
South Africa - 4.33%
Republic of South Africa
   12.50% 01/15/02 ............................... Sa   3,700,000  $   560,760
   13.00% 08/31/10 ...............................      2,000,000      277,849
                                                                    ----------
                                                                       838,609
                                                                    ----------
Sweden - 12.01%
Swedish Export Credit 6.50% 06/05/01 ............. Sk   3,500,000      428,527
Swedish Government
   8.00% 08/15/07 ................................      3,500,000      510,299
   9.00% 04/20/09 ................................      6,800,000    1,062,830
   10.25% 05/05/03 ...............................      1,000,000      143,143
   13.00% 06/15/01 ...............................      1,300,000      179,988
                                                                    ----------
                                                                     2,324,787
                                                                    ----------
United States - 18.65%
Korea Electric Power 6.375% 12/01/03 .............  $     200,000      189,590
U.S.Treasury Inflation Index Notes
   3.375% 01/15/07 ...............................        415,312      402,334
   3.625% 07/15/02 ...............................        359,496      359,383
   3.625% 01/15/08 ...............................        608,847      597,621
U.S. Treasury Notes
   6.25% 02/15/07 ................................      1,500,000    1,540,376
   6.375% 08/15/27 ...............................        500,000      521,802
                                                                    ----------
                                                                     3,611,106
                                                                    ----------
Total Bonds (cost $19,576,618)                                      18,651,647
                                                                    ----------

Repurchase Agreements - 0.97%
With Chase Manhattan 4.78% 06/01/99
   (dated 05/28/99, collateralized by $15,000
   U.S. Treasury Notes 6.25% due 02/28/02,
   market value $15,658 and $25,000 U.S.
   Treasury Notes 7.50% due 05/15/02, market
   value $25,985 and $23,000 U.S. Treasury Notes
   5.50% due 2/28/2003,
   market value $23,350) .........................         64,000      64,000
With PaineWebber 4.78% 06/01/99
   (dated 05/28/99, collateralized by $24,000
   U.S. Treasury Notes 6.375% due 05/15/00,
   market value $24,992 and $25,000 U.S.
   Treasury Notes 6.25% due 01/31/02, market
   value $25,582 and $12,000 U.S. Treasury
   Notes 5.375% due 06/30/03,
   market value $12,880) .........................         62,000      62,000
With Prudential Securities 4.75% 06/01/99
   (dated 05/28/99, collateralized by $51,000
   U.S. Treasury Notes 15.75% due 11/15/01,
   market value $63,471) .........................         62,000      62,000
                                                                    ----------
Total Repurchase Agreements
   (cost $188,000) ...............................                    188,000
                                                                    ----------

18 for international diversification

Global Bond Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

 Total Market Value of Securities - 97.31%
    (cost $19,764,618) ............................................ $18,839,647
 Receivables and Other Assets
    Net of Liabilities - 2.69% ....................................     520,054
                                                                    -----------
 Net Assets Applicable to 1,839,293 shares
    ($0.01 par value) Outstanding - 100.00% ....................... $19,359,701
                                                                    ===========
 Net Asset Value - Global Bond Series A Class
    ($4,154,249 / 394,523 shares) .................................      $10.53
                                                                         ======
 Net Asset Value - Global Bond Series B Class
    ($1,829,776 / 173,862 shares) .................................      $10.52
                                                                         ======
 Net Asset Value - Global Bond Series C Class
    ($831,310 / 79,411 shares) ....................................      $10.47
                                                                         ======
 Net Asset Value - Global Bond Series Institutional Class
    ($12,544,366 / 1,191,497 shares) ..............................      $10.53
                                                                         ======

 Components of Net Assets at May 31, 1999:
 Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to Global Bond Series A Class, 25,000,000
   shares allocated to Global Bond Series B Class, 25,000,000 shares allocated to Global Bond Series C Class, and
   50,000,000 shares allocated to Global Bond Series
   Institutional Class ............................................ $20,107,957
 Undistributed net investment income** ............................     105,127
 Accumulated net realized gain on investments .....................      79,993
 Net unrealized depreciation of investments and foreign currencies.    (933,376)
                                                                    -----------
 Total net assets ................................................. $19,359,701
                                                                    ===========

----------
*Principal amount is stated in the currency in which each bond is denominated. A$ - Australian Dollars
C$  - Canadian Dollars
Eu  - Euro
NZ$ - New Zealand Dollars
Sa  - South African Rand
Sk  - Swedish Kroner
$   - U.S. Dollars
**Undistributed net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value and Offering Price Per Share -
   Global Bond Series
Net asset value A Class (A) .......................................      $10.53
Sales charge (4.75% of offering price or 5.03% of
   the amount invested per share)(B) ..............................        0.53
                                                                         ------
Offering price ....................................................      $11.06
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Global Equity Series
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Number of    Market Value
                                                        Shares        (U.S. $)
                                                      --------------------------
Common Stock - 98.38%
Australia - 7.19%
Amcor ..............................................    45,600       $  242,439
CSR ................................................   116,250          312,064
Foster's Brewing Group .............................    92,839          262,846
National Australia Bank ............................    17,488          283,063
Orica ..............................................    22,800          125,979
                                                                     ----------
                                                                      1,226,391
                                                                     ----------
Belgium - 1.86%
Electrabel .........................................     1,035          317,720
                                                                     ----------
                                                                        317,720
                                                                     ----------
France - 5.60%
Compagnie de Saint Gobain ..........................     1,720          269,460
Elf Aquitaine ......................................     2,632          380,282
Societe Generale ...................................     1,679          304,459
                                                                     ----------
                                                                        954,201
                                                                     ----------
Germany - 7.87%
Bayer ..............................................     9,700          369,558
Bayerische Vereinsbank .............................     7,070          376,071
RWE ................................................     5,050          224,465
Siemens ............................................     5,550          372,056
                                                                     ----------
                                                                      1,342,150
                                                                     ----------
Hong Kong - 1.87%
Hong Kong Electric .................................    44,000          137,870
Wharf Holdings .....................................    71,000          180,815
                                                                     ----------
                                                                        318,685
                                                                     ----------
Japan - 3.43%
Canon ..............................................     5,000          125,334
Eisai ..............................................     8,000          148,264
Koito Manufacturing ................................    10,000           47,339
Matsushita Electric ................................     8,000          143,990
West Japan Railway .................................        30          119,581
                                                                     ----------
                                                                        584,508
                                                                     ----------
Malaysia - 1.12%
Sime Darby Berhad ..................................   145,300          190,419
                                                                     ----------
                                                                        190,419
                                                                     ----------
Netherlands - 5.10%
Elsevier ...........................................    23,650          299,114
Koninklijke Van Ommeren ............................     2,515           73,304
Royal Dutch Petroleum ..............................     8,940          496,945
                                                                     ----------
                                                                        869,363
                                                                     ----------
New Zealand - 3.12%
Carter Holt Harvey .................................   114,300          131,021
Telecom Corporation of New Zealand .................    92,726          400,330
                                                                     ----------
                                                                        531,351
                                                                     ----------
Singapore - 1.14%
Jardine Matheson Holdings Limited ..................    45,427          194,428
                                                                     ----------
                                                                        194,428
                                                                     ----------
Spain - 2.52%
Iberdrola ..........................................     9,100          130,154
Telefonica de Espana ...............................     6,269          300,052
                                                                     ----------
                                                                        430,206
                                                                     ----------
                                            for international diversification 19

Global Equity Series
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                                      Market
                                                   Number             Value
                                                  of Shares          (U.S. $)
                                                  ----------------------------
 Common Stock (Continued)
 United Kingdom - 20.44%
 Associated British Food .............              25,960         $   189,107
 Bass ................................              22,392             332,326
 Blue Circle Industries ..............              53,056             330,215
 Boots ...............................              32,700             426,936
 British Airways .....................              27,152             192,791
 Cable & Wireless ....................              29,400             360,081
 GKN .................................              23,700             387,974
 Glaxo Wellcome ......................              10,820             304,362
 PowerGen ............................              25,900             279,273
 Rio Tinto ...........................              28,050             411,582
 Taylor Woodrow ......................              94,700             271,390
                                                                   -----------
                                                                     3,486,037
                                                                   -----------
 United States - 37.12%
 AT&T ................................               6,300             349,650
 Aon .................................               9,300             399,900
 Atlantic Richfield ..................               3,700             309,644
 BankAmerica .........................               5,318             344,008
 Baxter International ................               5,000             322,813
 Federal National Mortgage ...........               5,000             340,000
 Ford Motor ..........................               5,000             285,313
 GTE .................................               5,400             340,538
 Heinz (H.J.) ........................               6,000             289,875
 Hewlett-Packard .....................               3,900             367,819
 International Paper .................               5,495             274,762
 Lockheed Martin .....................               8,600             347,763
 McGraw-Hill .........................               5,500             285,313
 Pharmacia & Upjohn ..................               5,000             277,188
 Philip Morris .......................               5,700             219,806
 Pitney Bowes ........................               4,400             280,500
 Summit Bancorp ......................               7,600             311,125
 Tyco International ..................               3,600             314,550
 U.S. Bancorp ........................               8,500             276,250
 USX-Marathon Group ..................              13,100             392,180
                                                                   -----------
                                                                     6,328,997
                                                                   -----------
 Total Common Stock (cost $15,589,599)                              16,774,456
                                                                   -----------

 Preferred Stock - 0.17%
 United States - 0.17%
 Sealed Air ..........................                 475              28,619
                                                                        ------
 Total Preferred Stock (cost $21,116).                                  28,619
                                                                        ------

 Warrants - 0.00%
 Indonesia - 0.00%
*Wharf Holdings ......................               2,600               1,341
                                                                        ------
 Total Warrants (cost $0) ............                                   1,341
                                                                        ------

  Total Market Value of Securities - 98.55%
     (cost $15,610,715) ........................................... $16,804,416
  Receivables and Other Assets
     Net of Liabilities - 1.45% ...................................     246,812
                                                                    -----------
  Net Assets Applicable to 1,280,625 shares
     ($0.01 par value) Outstanding - 100.00% ...................... $17,051,228
                                                                    ===========
  Net Asset Value - Global Equity Series A Class
     ($7,806,551 / 585,618 shares) ................................      $13.33
                                                                         ======
  Net Asset Value - Global Equity Series B Class
     ($5,115,600 / 384,303 shares) ................................      $13.31
                                                                         ======
  Net Asset Value - Global Equity Series C Class
     ($2,872,790 / 216,678 shares) ................................      $13.26
                                                                         ======
  Net Asset Value - Global Equity Series Institutional Class
     ($1,256,287 / 94,026 shares) .................................      $13.36
                                                                         ======

  Components of Net Assets at May 31, 1999:
  Common stock $0.01 par value 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Global
     Equity Series A Class, 25,000,000 shares allocated to the
     Global Equity Series B Class, 25,000,000 shares allocated
     to the Global Equity Series C Class, and 50,000,000
     allocated to the Global Equity Series Institutional Class .... $15,403,248
  Undistributed net investment income** ...........................      34,152
  Accumulated net realized gain on investments ....................     407,303
  Net unrealized appreciation on investments and
     foreign currencies ...........................................   1,206,525
                                                                    -----------
  Total net assets ................................................ $17,051,228
                                                                    ===========
----------
 *Non-income producing security.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  Net Asset Value and Offering Price Per Share -
     Global Equity Series
  Net asset value A Class (A) .....................................      $13.33
  Sales charge (5.75% of offering price or 6.08% of the amount
     invested per share) (B) ......................................        0.81
                                                                         ------
  Offering price ..................................................      $14.14
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

20 for international diversification

Delaware Group Global & International Funds, Inc. -
Emerging Markets Series
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                     Market           Market
                                                     Number           Value
                                                   of Shares         (U.S. $)
                                                  ---------------------------
 Common Stock - 90.37%
 Argentina - 3.92%
 Central Puerto Class B ..................           80,000       $  176,134
 Transportadora de Gas del Sur, Class B ..           70,600          126,470
 YPF Sociedad Anonima ADR ................            4,500          189,563
                                                                  ----------
                                                                     492,167
                                                                  ----------
 Brazil - 18.20%
 Aracruz Celulose ADR ....................           11,250          216,563
 Brasmotor Preferred .....................        1,606,000          124,937
 Cemig ADR ...............................            9,239          193,831
 Centrais Electricas de Santa Catarina ...          309,000          116,604
 Centrais Electricas de Santa Catarina GDR            1,000           37,464
 Companhia Energetica de Minas Gerais ....        3,300,000           69,736
 Companhia Paranaense de Energia-Copel ADR           26,000          195,000
 Elevadores Atlas ........................           18,000          258,113
 Gerdau Metalurgica ......................       11,710,000          278,729
 Gerdau Metalurgica ......................          277,018            5,146
 Renner Participacoes ....................        4,100,000            3,570
 Rossi Residential GDR ...................           24,800           25,730
 Telecomunicacoes de Minas Gerias ........        9,300,000          267,257
 Telecomunicacoes do Parana ..............        1,000,000          169,521
 Uniao de Bancos Brasileiros .............       12,900,000          219,431
 Usinas Siderurgicas de Minas Gerais .....           24,600           66,409
 Usinas Siderurgicas de Minas Gerais ADR .           13,370           35,833
                                                                  ----------
                                                                   2,283,874
                                                                  ----------
 Chile - 3.17%
 Administradora de Fondos de Pensiones
    Provida ADR ..........................           12,000          244,500
 Banco BHIF ADR
 Empresa Nacional Electricidad ADR .......           14,050          153,672
                                                                  ----------
                                                                     398,172
                                                                  ----------
 China - 5.87%
 First Tractor ...........................          610,000          110,907
 Guangdong Kelon Electric Holding ........          229,000          175,696
 Guangshen Railway .......................        1,490,000          172,917
*Hengan International Group ..............          346,000          122,693
 Shenzhen Expressway .....................          934,400          154,224
                                                                  ----------
                                                                     736,437
                                                                  ----------
 Croatia - 1.08%
*Zagrebacka Banka GDR ....................           13,740          135,683
                                                                  ----------
                                                                     135,683
                                                                  ----------
 Egypt - 1.27%
 Paints and Chemicals GDR ................           24,200          159,115
                                                                  ----------
                                                                     159,115
                                                                  ----------
 Estonia - 2.00%
*Eesti Telekom GDR .......................            3,932           88,077
*Eesti Uhispank GDR ......................           30,044          162,989
                                                                  ----------
                                                                     251,066
                                                                  ----------
 Hungary - 1.51%
 Gedeon Richter GDR ......................            5,100          188,955
                                                                  ----------
                                                                     188,955
                                                                  ----------

--------------------------------------------------------------------------------
                                                           Market      Market
                                                           Number      Value
                                                         of Shares    (U.S. $)
                                                        ----------------------

 Common Stock (Continued)
 India - 4.41%
*India Fund (The) ..................................       26,560   $  230,740
 Larsen & Toubro GDR ...............................       16,200      202,095
 Mahanagar Telephone Nigam Limited GDR .............       13,220      120,633
                                                                    ----------
                                                                       553,468
                                                                    ----------
 Indonesia - 0.10%
*PT United Tractors ................................       77,000       12,801
                                                                    ----------
                                                                        12,801
                                                                    ----------
 Israel - 2.23%
 Bank Hapoalim .....................................      110,500      280,345
                                                                    ----------
                                                                       280,345
                                                                    ----------
 Malaysia - 9.36%
*Leader Universal Holdings .........................      615,000      205,539
 Petronas Dagangan .................................      337,000      345,868
 Public Finance ....................................      105,000       96,711
 Resorts World Berhad ..............................       82,000      159,684
 Sime Darby Berhad .................................      280,000      366,947
                                                                    ----------
                                                                     1,174,749
                                                                    ----------
 Mexico - 5.19%
 ALFA, Class A .....................................       55,015      195,288
 Cemex, Class B ....................................       36,000      161,731
*Grupo Minsa ADR ...................................       13,000       40,625
*Grupo Minsa Class C ...............................      117,000       40,628
 Vitro ADR .........................................       35,800      212,563
                                                                    ----------
                                                                       650,835
                                                                    ----------
 Peru - 2.62%
 Banco de Credito del Peru .........................      124,718       78,763
 Creditcorp Limited ................................       11,825      130,075
 Telefonica del Peru ADR ...........................        8,300      120,350
                                                                    ----------
                                                                       329,188
                                                                    ----------
 Romania - 0.72%
 Banca Turco Romana GDR ............................       16,500       90,338
                                                                    ----------
                                                                        90,338
                                                                    ----------
 Russia - 2.10%
 Gazprom ADR .......................................        5,000       51,750
 Gazprom ADR Reg S .................................        4,200       43,470
 Lukoil Holding ADR ................................        3,100      115,320
 Mosenergo ADR .....................................       19,800       53,262
                                                                    ----------
                                                                       263,802
                                                                    ----------
 Slovenia - 0.92%
 Blagovno Trgovinski Center GDR ....................        9,615       62,257
 SKB Banka GDR .....................................        4,000       53,600
                                                                    ----------
                                                                       115,857
                                                                    ----------
 South Africa - 12.59%
 Amalgamated Banks of South Africa .................       49,000      224,206
 Anglo American Corporation of  South Africa Limited        8,600      388,826
 Edgars Stores .....................................       10,620       79,856
 Iscor .............................................    1,093,000      262,299
*Sanlam Limited ....................................       97,000       93,113
                                            for international diversification 21

 Emerging Markets Series
 Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                         Number           Market
                                                        of Shares          Value
                                                        ------------------------

 Common Stock (Continued)
 South Africa (Continued)
 Sappi Limited .......................................     39,600       $240,749
 Sasol Limited .......................................     51,200        290,793
                                                                      ----------
                                                                       1,579,842
                                                                      ----------
 South Korea - 2.10%
 Pohang Iron & Steel Limited .........................      2,860        263,246
                                                                       ---------
                                                                         263,246
                                                                      ----------
 Taiwan - 1.25%
 Yageo GDR ...........................................     29,400        156,555
                                                                      ----------
                                                                         156,555
                                                                      ----------
 Thailand - 5.04%
*Bangkok Bank Public Co. Limited .....................     93,800        290,363
*Hana Microelectronics Public Co. Limited ............     78,000        134,374
 Thai Reinsurance Public Co. Limited .................     86,000        208,345
                                                                      ----------
                                                                         633,082
                                                                      ----------
 Turkey - 4.72%
*Efes Sinai Yatirim 144A ADR .........................     89,808        118,995
*Efes Sinai Yatirim Holdings .........................  8,261,890        105,686
 Koc Holding .........................................  2,908,200        225,356
 Netas-Northern Eleckrik Telekomunikayson ............  4,524,000        141,895
                                                                      ----------
                                                                         591,932
                                                                      ----------
 Total Common Stock (cost $16,682,150) ...............                11,341,509
                                                                      ----------

 Rights - 0.74%
 Thailand - 0.74%
*Thai Reinsurance Public Co. Limited .................     43,000         92,598
                                                                      ----------
 Total Rights (cost $0) ..............................                    92,598
                                                                      ----------

 Warrants - 0.00%
 Hong Kong - 0.00%
*Guangdong Investment 7/99 ...........................     14,800             19
                                                                      ----------
 Total Warrants (cost $0) ............................                        19
                                                                      ----------
                                                       Principal
                                                         Amount
                                                       ---------
Repurchase Agreements - 8.89%
With Chase Manhattan 4.78% 06/01/99
   (dated 05/28/99, collateralized by $90,000
   U.S. Treasury Notes 6.25% due 02/28/02,
   market value $92,867 and $146,000
   U.S. Treasury Notes 7.50% due 05/15/02,
   market value $154,114 and $138,000
   U.S. Treasury Notes 5.50% due 02/28/2003,
   market value $138,488) ............................   $377,000     377,000
With PaineWebber 4.78% 06/01/99
   (dated 05/28/99, collateralized by $146,000
   U.S. Treasury Notes 6.375% due 05/15/00,
   market value $148,226 and $146,000 U.S.
   Treasury Notes 6.25% due 01/31/02, market
   value $151,721 and $76,000 U.S. Treasury
   Notes 5.375% due 06/30/03,
   market value $76,387) .............................    369,000     369,000

                                                       Principal          Market
                                                         Amount            Value
                                                      --------------------------
Repurchase Agreements (Continued)
With Prudential Securities 4.75% 06/01/99
  (dated 05/28/99, collateralized by $304,000
  U.S. Treasury Notes 15.75% due 11/15/01,
  market value $376,434) ............................    $369,000      $369,000
Total Repurchase Agreements
  (cost $1,115,000) ..................................                1,115,000
                                                                   ============

Total Market Value of Securities - 100.00%
  (cost $17,797,150) ............................................   $12,549,126
Receivables and Other Assets Net of Liabilities- 0.00%                      591
                                                                   ------------
Net Assets Applicable to 1,763,320 Shares
  ($0.01 par value) outstanding - 100.00% .......................   $12,549,717
                                                                    ===========

Net Asset Value - Emerging Markets Series A Class
  ($6,349,732 / 890,302 shares) .................................         $7.13
                                                                          =====
Net Asset Value - Emerging Markets Series B Class
  ($2,778,926 / 392,493 shares) .................................         $7.08
                                                                          =====
Net Asset Value - Emerging Markets Series C Class
  ($1,093,302 / 154,570 shares) .................................         $7.07
                                                                          =====
Net Asset Value - Emerging Markets Series Institutional
  Class ($2,327,757 / 325,955 shares) ...........................         $7.14
                                                                          =====

Components of Net Assets at May 31, 1999:
Common stock, $0.01 par value, 500,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to Emerging Markets Series A Class, 25,000,000
  shares allocated to Emerging Markets Series B Class, 25,000,000 shares allocated to Emerging Markets Series C Class, and
  50,000,000 shares allocated to Emerging Markets Series
  Institutional Class ...........................................   $19,920,801
Undistributed net investment income** ...........................        42,016
Accumulated net realized loss on investments ....................    (2,167,129)
Net unrealized depreciation of investments
   and foreign currencies .......................................    (5,245,971)
                                                                    -----------
Total net assets ................................................   $12,549,717
                                                                    ===========
------------
 * Non-income producing security.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
ADR - American Depository Receipt
GDR - Global Depository Receipt

Net Asset Value and Offering Price Per Share -
   Emerging Markets:
Net asset value A Class (A) .....................................         $7.13
Sales charge (5.75% of offering price or 6.03% of
   the amount invested per share) (B) ...........................          0.43
                                                                          -----
Offering price ..................................................         $7.56
                                                                          =====
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

22 for international diversification

Delaware Group Global & International Funds, Inc.
Statements of Operations
Six Months Ended May 31, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                           International          Global           Global           Emerging
                                                           Equity Series        Bond Series     Equity Series    Markets Series
                                                        ----------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ...............................................       $261,076          $ 638,221          $13,345         $18,997
Dividends ..............................................      5,140,585                  -          255,939         207,245
Foreign tax withheld ...................................       (571,753)                 -          (19,425)        (17,241)
                                                              ---------          ---------        ---------       ---------
                                                              4,829,908            638,221          249,859         209,001
                                                              ---------          ---------        ---------       ---------
EXPENSES:
Management fees ........................................      1,378,578             73,519           67,574          64,547
Dividend disbursing and transfer agent fees and expenses        889,236             16,366           57,705          51,714
Distribution expense ...................................        462,064             19,138           53,064          22,992
Custodian fees .........................................        103,623             13,469              200          11,763
Accounting and administration ..........................         69,294              3,756            4,744           2,011
Reports and statements to shareholders .................         67,550              2,625            5,815           5,800
Registration fees ......................................         48,000             14,700           11,185           9,669
Professional fees ......................................         50,237                300            3,600           3,657
Taxes (other than taxes on income) .....................         13,450                 80              180               -
Directors' fees ........................................          3,319                436              421             503
Amortization of organization expenses ..................              -              1,918            1,756           1,825
Other ..................................................         42,694              5,002            2,981           7,193
                                                              ---------          ---------        ---------       ---------
                                                              3,128,045            151,309          209,225         181,674
Less expenses absorbed or waived .......................              -            (25,543)         (23,315)        (70,545)
Less expenses paid indirectly ..........................        (35,115)            (8,495)            (199)           (882)
                                                              ---------          ---------        ---------       ---------
Total expenses .........................................      3,092,930            117,271          185,711         110,247
                                                              ---------          ---------        ---------       ---------

Net Investment Income ..................................      1,736,978            520,950           64,148          98,754
                                                              ---------          ---------        ---------       ---------

Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
   Net realized gain (loss) on:
     Investments .......................................      5,866,847             74,536          567,277        (666,449)
     Foreign currencies ................................        868,839              9,523           66,515         (21,728)
                                                              ---------          ---------        ---------       ---------
     Net realized gain (loss) ..........................      6,735,686             84,059          633,792        (688,177)
   Net change in unrealized appreciation /
     depreciation of investments and foreign currencies.      5,433,324           (750,416)        (133,125)      1,745,594
                                                              ---------          ---------        ---------       ---------

Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies ...............     12,169,010           (666,357)         500,667       1,057,417
                                                             ----------          ---------        ---------       ---------

Net Increase (Decrease) In Net Assets Resulting
   From Operations .....................................    $13,905,988          ($145,407)        $564,815      $1,156,171
                                                            ===========          ==========        ========      ==========

                             See accompanying notes
                                            for international diversification 23

Delaware Group Global & International Funds, Inc.
Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------

                                 International Equity Series  Global Bond Series    Global Equity Series     Emerging Markets Series
                                 ---------------------------------------------------------------------------------------------------
                                    Six months      Year     Six months     Year     Six months     Year     Six months         Year
                                      Ended         Ended       Ended       Ended      Ended        Ended      Ended        Ended
                                     5/31/99      11/30/98     5/31/99     11/30/98    5/31/99    11/30/98    5/31/99     11/30/98
                                    (Unaudited)             (Unaudited)              (Unaudited)            (Unaudited)

Increase (decrease) In Net Assets
 From Operations:
Net investment income ..............$1,736,978    $5,019,760    $520,950  $1,053,317     $64,148    $337,208    $98,754    $189,466
Net realized gain (loss) on
 investmentsand foreign currencies . 6,735,686    (3,196,161)     84,059     (13,355)    633,792     959,229   (688,177) (1,484,603)
Net change in unrealized
 appreciation /depreciation of
 investments andforeign currencies . 5,433,324    18,869,098    (750,416)     (4,946)   (133,125)     58,825  1,745,594  (4,195,214)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------
Net increase (decrease) in net
 assets resulting from operations ..13,905,988    20,692,697    (145,407)  1,035,016     564,815   1,355,262  1,156,171  (5,490,351)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------

Distribution to Shareholders from:
Net investment income:
 A Class ...........................(1,622,081)   (3,037,638)    (91,882)   (166,398)    (22,754)   (171,922)   (58,679)    (18,319)
 B Class ...........................  (333,763)     (567,801)    (32,093)    (34,237)     (7,664)    (78,621)    (3,872)          -
 C Class ...........................  (146,074)     (200,379)    (11,298)    (20,219)     (4,739)    (53,181)    (1,386)          -
 Institutional Class ...............(2,414,542)   (2,491,733)   (270,268)   (528,593)     (4,664)    (70,840)   (15,279)     (9,828)

Net realized gain on investments:
 A Class ...........................         -    (1,182,260)    (44,575)    (12,745)   (366,425)   (610,032)         -    (554,164)
 B Class ...........................         -      (345,134)    (17,576)     (3,044)   (270,108)   (397,951)         -    (207,819)
 C Class ...........................         -      (121,799)     (5,593)     (1,965)   (168,225)   (272,115)         -     (80,276)
 Institutional Class ...............         -      (754,255)   (124,376)    (31,461)   (131,263)   (198,609)         -    (108,106)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------
                                    (4,516,460)   (8,700,999)   (597,661)   (798,662)   (975,842) (1,853,271)   (79,216)   (978,512)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------

Capital share transactions:
Proceeds from shares sold:
 A Class ..........................272,493,432   248,532,751     605,092   1,209,209   1,527,754   2,361,979  1,307,907   3,500,308
 B Class ...........................31,939,064    60,750,047     847,789     369,004     464,660   1,381,650    763,663   1,064,411
 C Class ...........................85,163,264   111,824,042     409,329      46,266     207,259     734,792    267,157     469,587
 Institutional Class ...............53,042,479   134,073,252   2,075,222   4,205,056     190,724     534,315  1,410,909   1,246,820
Net asset value of shares issued upon
 reinvestment of distributions from net
 investment income and net realized gain
 on investments:
 A Class ........................... 1,512,503     3,884,411     100,549     125,332     383,186     751,633     54,231     525,839
 B Class ...........................   309,017       845,306      44,949      30,879     256,234     443,501      3,519     197,988
 C Class ...........................    86,965       284,894      16,204      21,384     162,343     291,513      1,323      76,653
 Institutional Class ............... 2,409,269     2,947,818     378,905     558,582      66,527     269,449     15,280     112,829
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------
                                   446,955,993   563,142,521   4,478,039   6,565,712   3,258,687   6,768,832  3,823,989   7,194,435
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------
Cost of shares repurchased:
 A Class .........................(288,774,611) (249,450,329) (1,071,151) (1,276,054) (1,304,683) (2,518,715)(1,091,347) (4,545,984)
 B Class ......................... (34,352,129)  (57,621,538)   (174,974)   (306,186)   (880,448)   (744,541)  (766,923)   (779,647)
 C Class ......................... (86,405,505) (111,127,873)   (106,777)   (239,025)   (821,399)   (628,811)  (161,784)   (670,501)
 Institutional Class ............. (37,889,426)  (44,978,467) (2,369,874) (3,262,721) (1,533,624)   (423,236)  (444,266) (1,200,434)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------
                                  (447,421,671) (463,178,207) (3,722,776) (5,083,986) (4,540,154) (4,315,303)(2,464,320) (7,196,566)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------
Increase (decrease) in net assets
 derived from capital share
 transactions.....................    (465,678)   99,964,314     755,263   1,481,726  (1,281,467)  2,453,529  1,359,669      (2,131)
                                    ----------    ----------  ----------  ----------  ----------  ---------- ----------  ----------

Net increase (decrease) in
 net assets: .....................   8,923,850   111,956,012      12,195   1,718,080  (1,692,494)  1,955,520  2,436,624  (6,470,994)

Net assets:
Beginning of year .................339,282,731   227,326,719  19,347,506  17,629,426  18,743,722  16,788,202 10,113,093  16,584,087
                                   -----------   -----------  ----------  ----------  ----------  ---------- ----------  ----------
End of year ......................$348,206,581  $339,282,731 $19,359,701 $19,347,506 $17,051,228 $18,743,722$12,549,717 $10,113,093
                                   ===========   ===========  ==========  ==========  ==========  ========== ==========  ==========

                             See accompanying notes

24 for international diversification

Delaware Group Global & International Funds, Inc.
Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              International Equity Series A Class
                                                          --------------------------------------------------------------------------
                                                             Six Months     Year         Year        Year         Year        Year
                                                               Ended       Ended        Ended       Ended        Ended       Ended
                                                             5/31/99(1)   11/30/98    11/30/97     11/30/96    11/30/95     11/30/94
                                                            (Unaudited)
Net asset value, beginning of period ....................     $15.330     $14.650      $14.640     $12.190      $11.920     $11.250

Income from investment operations:
   Net investment income(2) .............................       0.073       0.273        0.220       0.490        0.297       0.140
   Net realized and unrealized gain on investments
   and foreign currencies ...............................       0.412       0.957        0.245       2.385        0.628       0.895
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations .....................       0.485       1.230        0.465       2.875        0.925       1.035
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .................      (0.195)     (0.395)      (0.435)     (0.280)      (0.185)     (0.225)
   Distributions from net realized gain on investments ..        none      (0.155)      (0.020)     (0.145)      (0.470)     (0.140)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions ....................      (0.195)     (0.550)      (0.455)     (0.425)      (0.655)     (0.365)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period ..........................     $15.620     $15.330      $14.650     $14.640      $12.190     $11.920
                                                              =======     =======      =======     =======      =======     =======

Total return(3) .........................................       3.20%       8.75%        3.27%      24.22%        8.17%       9.23%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $112,223    $122,609     $112,425     $89,177      $62,251     $53,736
   Ratio of expenses to average net assets ..............       1.79%       1.70%        1.70%       1.85%        2.07%       1.56%
   Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly(4)        1.79%       1.70%        1.71%       1.95%        2.07%       1.82%
   Ratio of net investment income to average net assets .       0.93%       1.80%        1.46%       3.70%        2.57%       1.22%
   Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly(4)  0.93%       1.80%        1.45%       3.60%        2.57%       0.96%
   Portfolio turnover ...................................          2%          5%           8%          9%          21%         27%

------------

(1)  Ratios have been annualized and total return has not been annualized.
(2) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  DIAL agreed to waive expenses for the years 1994 through 1998.

                             See accompanying notes
                                            for international diversification 25

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              International Equity Series B Class
                                                           -------------------------------------------------------------------------
                                                           Six Months Ended    Year       Year         Year      Year
                                                               5/31/99(1)      Ended      Ended        Ended     Ended  9/6/94(2) to
                                                              (Unaudited)    11/30/98   11/30/97     11/30/96   11/30/95   11/30/94
Net asset value, beginning of period .......................    $15.280       $14.560     $14.560     $12.130    $11.900    $12.860

Income (loss) from investment operations:
   Net investment income(3) ................................      0.018         0.168       0.114       0.398      0.278      0.036
   Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................      0.402         0.962       0.246       2.377      0.567     (0.966)
                                                                -------       -------     -------     -------    -------    -------
   Total from investment operations ........................      0.420         1.130       0.360       2.775      0.845     (0.930)
                                                                -------       -------     -------     -------    -------    -------

Less dividends and distributions:
   Dividends from net investment income ....................     (0.130)       (0.255)     (0.340)     (0.200)    (0.145)    (0.030)
   Distributions from net realized gain on investments .....       none        (0.155)     (0.020)     (0.145)    (0.470)      none
                                                                -------       -------     -------     -------    -------    -------
   Total dividends and distributions .......................     (0.130)       (0.410)     (0.360)     (0.345)    (0.615)    (0.030)
                                                                -------       -------     -------     -------    -------    -------

Net asset value, end of period .............................    $15.570       $15.280     $14.560     $14.560    $12.130    $11.900
                                                                =======       =======     =======     =======    =======    =======

Total return(4) ............................................      2.84%         8.03%       2.54%      23.38%      7.46%     (7.24%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................    $36,530       $37,775     $31,914     $10,878     $3,471       $624
   Ratio of expenses to average net assets .................      2.49%         2.40%       2.40%       2.55%      2.77%      2.26%
   Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly(5)...      2.49%         2.40%       2.41%       2.65%      2.77%      2.52%
   Ratio of net investment income to average net assets ....      0.23%         1.10%       0.76%       3.00%      1.87%      0.52%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly(5)   0.23%         1.10%       0.75%       2.90%      1.87%      0.26%
   Portfolio turnover                                                2%            5%          8%          9%        21%        27%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) DIAL agreed to waive expenses for the years 1994 through 1998.

                             See accompanying notes

26 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              International Equity Series C Class
                                                               ----------------------------------------------------------------
                                                               Six Months        Year        Year         Year
                                                                 5/31/99(1)      Ended       Ended        Ended  11/29/95(2) to
                                                                  Ended        11/30/98    11/30/97     11/30/96    11/30/95
                                                               (Unaudited)
Net asset value, beginning of period ..........................  $15.260        $14.540      $14.540     $12.190      $12.240

Income (loss) from investment operations:
   Net investment income(3) ...................................    0.019          0.167        0.114       0.400         none
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ....................................    0.411          0.963        0.246       2.375       (0.050)
                                                                 -------        -------      -------     -------      -------
   Total from investment operations ...........................    0.430          1.130        0.360       2.775       (0.050)
                                                                 -------        -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .......................   (0.130)        (0.255)      (0.340)     (0.280)        none
   Distributions from net realized gain on investments ........     none         (0.155)      (0.020)     (0.145)        none
                                                                 -------        -------      -------     -------      -------
   Total dividends and distributions ..........................   (0.130)        (0.410)      (0.360)     (0.425)        none
                                                                 -------        -------      -------     -------      -------

Net asset value, end of period ................................  $15.560        $15.260      $14.540     $14.540      $12.190
                                                                 =======        =======      =======     =======      =======

Total return(4) ...............................................    2.84%          8.04%        2.54%      23.39%             (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................  $13,805        $14,076      $11,811      $1,909           $5
   Ratio of expenses to average net assets ....................    2.49%          2.40%        2.40%       2.55%             (5)
   Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly(6) .. ..    2.49%          2.40%        2.41%       2.65%             (5)
   Ratio of net investment income to average net assets .......    0.23%          1.10%        0.76%       3.00%             (5)
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly(6)    0.23%          1.10%        0.75%       2.90%             (5)
   Portfolio turnover .........................................       2%             5%           8%          9%             (5)

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
(6) DIAL agreed to waive expenses for the years 1994 through 1998.

                             See accompanying notes
                                            for international diversification 27

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         International Equity Series Institutional Class
                                                            ------------------------------------------------------------------------
                                                            Six Months     Year        Year         Year        Year        Year
                                                              Ended        Ended       Ended        Ended       Ended       Ended
                                                             5/31/99(1)  11/30/98    11/30/97     11/30/96     11/30/95    11/30/94
                                                            (Unaudited)
Net asset value, beginning of period .......................  $15.370     $14.720      $14.710     $12.240      $11.970     $11.290

Income from investment operations:
   Net investment income(2) ................................    0.096       0.318        0.267       0.530        0.323       0.166
   Net realized and unrealized gain on investments
    and foreign currencies .................................    0.416       0.962        0.238       2.405        0.637       0.899
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ........................    0.512       1.280        0.505       2.935        0.960       1.065
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.222)     (0.475)      (0.475)     (0.320)      (0.220)     (0.245)
   Distributions from net realized gain on investments .....     none      (0.155)      (0.020)     (0.145)      (0.470)     (0.140)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .......................   (0.222)     (0.630)      (0.495)     (0.465)      (0.690)     (0.385)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period .............................  $15.660     $15.370      $14.720     $14.710      $12.240     $11.970
                                                              =======     =======      =======     =======      =======     =======

Total return ...............................................    3.37%       9.10%        3.55%      24.68%        8.46%       9.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $185,649    $164,823      $71,177     $34,194      $11,660      $7,613
   Ratio of expenses to average net assets .................    1.49%       1.40%        1.40%       1.55%        1.77%       1.26%
   Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly(3)...    1.49%       1.40%        1.41%       1.65%        1.77%       1.52%
   Ratio of net investment income to average net assets ....    1.23%       2.10%        1.76%       4.00%        2.87%       1.52%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly(3) 1.23%       2.10%        1.75%       3.90%        2.87%       1.26%
   Portfolio turnover ......................................       2%          5%           8%          9%          21%         27%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(3) DIAL agreed to waive expenses for the years 1994 through 1998.

                             See accompanying notes

28 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                     Global Bond Series A Class
                                                                  -----------------------------------------------------------------
                                                                  Six Months       Year        Year         Year
                                                                     Ended         Ended       Ended        Ended    12/27/94(2) to
                                                                   5/31/99(1)    11/30/98    11/30/97     11/30/96     11/30/95
                                                                  (Unaudited)
Net asset value, beginning of period .............................. $10.940       $10.790      $11.480     $11.230      $10.000

Income (loss) from investment operations:
   Net investment income(3) .......................................   0.280         0.595        0.625       0.755        0.659
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .......................................  (0.365)       (0.015)      (0.505)      0.730        1.171
                                                                    -------       -------      -------     -------      -------
   Total from investment operations ...............................  (0.085)        0.580        0.120       1.485        1.830
                                                                    -------       -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...........................  (0.220)       (0.400)      (0.770)     (0.875)      (0.600)
   Distributions from net realized gain on investments ............  (0.105)       (0.030)      (0.040)     (0.360)        none
                                                                    -------       -------      -------     -------      -------
   Total dividends and distributions ..............................  (0.325)       (0.430)      (0.810)     (1.235)      (0.600)
                                                                    -------       -------      -------     -------      -------

Net asset value, end of period .................................... $10.530       $10.940      $10.790     $11.480      $11.230
                                                                    =======       =======      =======     =======      =======

Total return(4) ...................................................  (0.71%)        5.47%        1.24%      14.35%       18.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................  $4,154        $4,684       $4,567      $3,467         $889
   Ratio of expenses to average net assets ........................   1.30%         1.25%        1.25%       1.25%        1.25%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ......................   1.56%         1.59%        2.04%       5.00%       12.34%
   Ratio of net investment income to average net assets ...........   5.20%         5.58%        5.76%       6.82%        7.70%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...........   4.94%         5.24%        4.97%       3.07%       (3.39%)
   Portfolio turnover .............................................     90%           93%          76%         42%          98%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                            for international diversification 29

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                       Global Bond Series B Class
                                                                      -------------------------------------------------------------
                                                                      Six  Months     Year         Year        Year     12/27/94(2)
                                                                         Ended       Ended        Ended       Ended         to
                                                                       5/31/99(1)  11/30/98     11/30/97    11/30/96     11/30/95
                                                                      (Unaudited)
Net asset value, beginning of period ................................   $10.930     $10.790      $11.490     $11.230      $10.000

Income (loss) from investment operations:
   Net investment income(3) .........................................     0.242       0.520        0.550       0.679        0.565
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .........................................    (0.362)     (0.020)      (0.511)      0.735        1.205
                                                                        -------     -------      -------     -------      -------
   Total from investment operations .................................    (0.120)      0.500        0.039       1.414        1.770
                                                                        -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .............................    (0.185)     (0.330)      (0.699)     (0.794)      (0.540)
   Distributions from net realized gain on investments ..............    (0.105)     (0.030)      (0.040)     (0.360)        none
                                                                        -------     -------      -------     -------      -------
   Total dividends and distributions ................................    (0.290)     (0.360)      (0.739)     (1.154)      (0.540)
                                                                        -------     -------      -------     -------      -------

Net asset value, end of period ......................................   $10.520     $10.930      $10.790     $11.490      $11.230
                                                                        =======     =======      =======     =======      =======

Total return(4) .....................................................    (0.95%)      4.59%        0.48%      13.51%       18.23%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................    $1,830      $1,188       $1,081        $707         $115
   Ratio of expenses to average net assets ..........................     2.00%       1.95%        1.95%       1.95%        1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ........................     2.26%       2.29%        2.74%       5.70%       13.04%
   Ratio of net investment income to average net assets .............     4.50%       4.88%        5.06%       6.12%        7.00%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly .............     4.24%       4.54%        4.27%       2.37%       (4.09%)
   Portfolio turnover ...............................................       90%         93%          76%         42%          98%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

30 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                    Global Bond Series C Class
                                                                 -------------------------------------------------------------------
                                                                  Six Months       Year         Year         Year
                                                                    Ended          Ended        Ended        Ended    11/29/95(2) to
                                                                  5/31/99(1)     11/30/98     11/30/97     11/30/96      11/30/95
                                                                 (Unaudited)
Net asset value, beginning of period .............................$  10.880      $ 10.740       $11.440     $11.240      $11.330

Income (loss) from investment operations:
   Net investment income(3) .......................................   0.243         0.521         0.551       0.680         none
   Net realized and unrealized gain (loss) on investments
     and foreign currencies .......................................  (0.363)       (0.021)       (0.512)      0.719       (0.036)
                                                                    -------       -------       -------     -------      -------
   Total from investment operations ...............................  (0.120)        0.500         0.039       1.399       (0.036)
                                                                    -------       -------       -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...........................  (0.185)       (0.330)       (0.699)     (0.839)      (0.054)
   Distributions from net realized gain on investments ............  (0.105)       (0.030)       (0.040)     (0.360)        none
                                                                    -------       -------       -------     -------      -------
   Total dividends and distributions ..............................  (0.290)       (0.360)       (0.739)     (1.199)      (0.054)
                                                                    -------       -------       -------     -------      -------

Net asset value, end of period .................................... $10.470       $10.880       $10.740     $11.440      $11.240
                                                                    =======       =======       =======     =======      =======

Total return(4) ...................................................  (1.04%)        4.71%         0.49%      13.51%             (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................    $831          $539          $703        $118           $5
   Ratio of expenses to average net assets ........................   2.00%         1.95%         1.95%       1.95%             (5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ......................   2.26%         2.29%         2.74%       5.70%             (5)
   Ratio of net investment income to average net assets ...........   4.50%         4.88%         5.06%       6.12%             (5)
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...........   4.24%         4.54%         4.27%       2.37%             (5)
   Portfolio turnover .............................................     90%           93%           76%         42%             (5)

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes
                                            for international diversification 31

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                 Global Bond Series Institutional Class
                                                                   -----------------------------------------------------------------
                                                                     Six Months     Year         Year        Year
                                                                       Ended        Ended        Ended       Ended    12/27/94(2) to
                                                                      5/31/99(1)  11/30/98     11/30/97    11/30/96     11/30/95
                                                                    (Unaudited)
Net asset value, beginning of period ...............................   $10.930     $10.810      $11.520     $11.270      $10.000

Income (loss) from investment operations:
   Net investment income(3) ........................................     0.296       0.627        0.658       0.788        0.782
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ........................................    (0.361)     (0.017)      (0.515)      0.732        1.088
                                                                       -------     -------      -------     -------      -------
   Total from investment operations ................................    (0.065)      0.610        0.143       1.520        1.870
                                                                       -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ............................    (0.230)     (0.460)      (0.813)     (0.910)      (0.600)
   Distributions from net realized gain on investments .............    (0.105)     (0.030)      (0.040)     (0.360)        none
                                                                       -------     -------      -------     -------      -------
   Total dividends and distributions ...............................    (0.335)     (0.490)      (0.853)     (1.270)      (0.600)
                                                                       -------     -------      -------     -------      -------

Net asset value, end of period .....................................   $10.530     $10.930      $10.810     $11.520      $11.270
                                                                       =======     =======      =======     =======      =======

Total return(4) ....................................................    (0.62%)      5.88%        1.45%      14.68%       19.21%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........................   $12,545     $12,937      $11,278      $6,707         $897
   Ratio of expenses to average net assets .........................     1.00%       0.95%        0.95%       0.95%        0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .......................     1.26%       1.29%        1.74%       4.70%       12.04%
   Ratio of net investment income to average net assets ............     5.50%       5.88%        6.06%       7.12%        8.00%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ............     5.24%       5.54%        5.27%       3.37%       (3.09%)
   Portfolio turnover ..............................................       90%         93%          76%         42%          98%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

32 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Global Equity Series A Class
                                                            ---------------------------------------------------------------
                                                            Six Months      Year        Year         Year
                                                              Ended        Ended       Ended        Ended    12/27/94(2) to
                                                            5/31/99(1)    11/30/98    11/30/97     11/30/96     11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ......................   $13.600     $14.050      $13.310     $11.900      $10.000

Income from investment operations:
   Net investment income(3) ...............................     0.069       0.289        0.437       0.493        0.301
   Net realized and unrealized gain on investments
     and foreign currencies ...............................     0.381       0.826        0.843       1.572        1.839
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.450       1.115        1.280       2.065        2.140
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.040)     (0.335)      (0.490)     (0.385)      (0.240)
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (0.720)     (1.565)      (0.540)     (0.655)      (0.240)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $13.330     $13.600      $14.050     $13.310      $11.900
                                                              =======     =======      =======     =======      =======
Total return(4) ...........................................      3.49%       8.83%        9.91%      18.17%       21.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $7,806      $7,329       $6,939     $11,878       $3,122
   Ratio of expenses to average net assets ................      1.85%       1.55%        1.25%       1.25%        1.25%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......      2.12%       1.99%        2.16%       2.72%        7.55%
   Ratio of net investment income to average net assets ...      1.05%       2.17%        3.24%       4.13%        4.75%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses
     paid indirectly ......................................      0.78%       1.73%        2.33%       2.66%       (1.55%)
   Portfolio turnover .....................................        36%         90%          74%         34%          57%

------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios and total return have been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1997 and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                            for international diversification 33

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Global Equity Series B Class
                                                            ---------------------------------------------------------------
                                                            Six Months      Year        Year         Year
                                                              Ended        Ended       Ended        Ended    12/27/94(2) to
                                                            5/31/99(1)    11/30/98    11/30/97     11/30/96     11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ......................   $13.600     $14.040      $13.300     $11.880      $10.000

Income from investment operations:
   Net investment income(3) ...............................     0.023       0.197        0.342       0.379        0.212
   Net realized and unrealized gain on investments
     and foreign currencies ...............................     0.387       0.813        0.848       1.606        1.848
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.410       1.010        1.190       1.985        2.060
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.020)     (0.220)      (0.400)     (0.295)      (0.180)
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions                           (0.700)     (1.450)      (0.450)     (0.565)      (0.180)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $13.310     $13.600      $14.040     $13.300      $11.880
                                                              =======     =======      =======     =======      =======
Total return(4) ...........................................      3.18%       7.97%        9.18%      17.32%       20.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $5,116      $5,397       $4,445      $4,796         $613
   Ratio of expenses to average net assets ................      2.55%       2.25%        1.95%       1.95%        1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..............      2.82%       2.69%        2.86%       3.42%        8.25%
   Ratio of net investment income to average net assets ...      0.35%       1.47%        2.54%       3.43%        4.05%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................      0.08%       1.03%        1.63%       1.96%       (2.25%)
   Portfolio turnover .....................................        36%         90%          74%         34%          57%

-----------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios and total return have been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1997 and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

34 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Global Equity Series C Class
                                                            ---------------------------------------------------------------
                                                            Six Months      Year        Year         Year
                                                              Ended        Ended       Ended        Ended    11/29/95(2) to
                                                            5/31/99(1)    11/30/98    11/30/97     11/30/96     11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ......................   $13.550     $13.990      $13.250     $11.890      $11.940

Income (loss) from investment operations:
   Net investment income(3) ...............................     0.023       0.197        0.341       0.446         none
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...............................     0.387       0.813        0.849       1.534       (0.050)
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.410       1.010        1.190       1.980       (0.050)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.020)     (0.220)      (0.400)     (0.350)        none
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (0.700)     (1.450)      (0.450)     (0.620)        none
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $13.260     $13.550      $13.990     $13.250      $11.890
                                                              =======     =======      =======     =======      =======
Total return(4) ...........................................      3.19%       8.00%        9.21%      17.33%            (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $2,873      $3,391       $3,094      $1,185           $5
   Ratio of expenses to average net assets ................      2.55%       2.25%        1.95%       1.95%            (5)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..............      2.82%       2.69%        2.86%       3.42%            (5)
   Ratio of net investment income to average net assets ...      0.35%       1.47%        2.54%       3.43%            (5)
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................      0.08%       1.03%        1.63%       1.96%            (5)
   Portfolio turnover .....................................        36%         90%          74%         34%            (5)

----------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1997 and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes
                                            for international diversification 35

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         Global Equity Series Institutional Class
                                                            ---------------------------------------------------------------
                                                            Six Months      Year        Year         Year
                                                              Ended        Ended       Ended        Ended    12/27/94(2) to
                                                            5/31/99(1)    11/30/98    11/30/97     11/30/96     11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ......................   $13.610     $14.100      $13.340     $11.930      $10.000

Income (loss) from investment operations:
   Net investment income(3) ...............................     0.089       0.329        0.478       0.567        0.473
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...............................     0.391       0.816        0.857       1.533        1.697
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.480       1.145        1.335       2.100        2.170
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.050)     (0.405)      (0.525)     (0.420)      (0.240)
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (0.730)     (1.635)      (0.575)     (0.690)      (0.240)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $13.360     $13.610      $14.100     $13.340      $11.930
                                                              =======     =======      =======     =======      =======
Total return(4) ...........................................      3.72%       9.07%       10.34%      18.38%       21.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $1,256      $2,627       $2,310      $2,203       $2,191
   Ratio of expenses to average net assets ................      1.55%       1.25%        0.95%       0.95%        0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..............      1.82%       1.69%        1.86%       2.42%        7.25%
   Ratio of net investment income to average net assets ...      1.35%       2.47%        3.54%       4.43%        5.05%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................      1.08%       2.03%        2.63%       2.96%       (1.25%)
   Portfolio turnover .....................................        36%         90%          74%         34%          57%

--------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1997 and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

36 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                      Emerging Markets Series A Class
                                                             -----------------------------------------------
                                                             Six Months   Year        Year
                                                               Ended      Ended       Ended    6/10/96(2) to
                                                             5/31/99(1)  11/30/98    11/30/97     11/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................     $6.530     $10.200      $ 9.970     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) .......................      0.066       0.129        0.062       0.018
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ...............      0.604      (3.174)       0.253      (0.048)
                                                               ------     -------      -------     -------
   Total from investment operations ......................      0.670      (3.045)       0.315      (0.030)
                                                               ------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.070)     (0.020)      (0.010)       none
   Distributions from net realized gain
     on investments ......................................       none      (0.605)      (0.075)       none
                                                               ------     -------      -------     -------
   Total dividends and distributions .....................     (0.070)     (0.625)      (0.085)       none
                                                               ------     -------      -------     -------
Net asset value, end of period ...........................     $7.130     $ 6.530      $10.200     $ 9.970
                                                               ======     =======      =======     =======
Total return(4) ..........................................      10.48%     (31.66%)       3.19%      (0.30%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $6,350     $ 5,584      $ 9,665     $ 2,518
   Ratio of expenses to average net assets ...............       1.95%       1.96%        2.00%       2.00%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ............................       3.31%       3.91%        3.02%       4.10%
   Ratio of net investment income (loss)
     to average net assets ...............................       2.11%       1.58%        0.52%       0.17%
   Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid indirectly .............       0.75%      (0.37%)      (0.50%)     (1.93%)
   Portfolio turnover ....................................         14%         47%          65%         36%

[RESTUB]

                                                                      Emerging Markets Series B Class
                                                             ------------------------------------------------
                                                             Six Months    Year        Year
                                                               Ended       Ended       Ended    6/10/96(2) to
                                                              5/31/99(1)  11/30/98    11/30/97     11/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................      $6.440     $10.110      $ 9.940     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) .......................       0.043       0.070       (0.020)     (0.051)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ...............       0.607      (3.135)       0.265      (0.009)
                                                                ------     -------      -------     -------
   Total from investment operations ......................       0.650      (3.065)       0.245      (0.060)
                                                                ------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................      (0.010)       none         none        none
   Distributions from net realized gain
     on investments ......................................        none      (0.605)      (0.075)       none
                                                                ------     -------      -------     -------
   Total dividends and distributions .....................      (0.010)     (0.605)      (0.075)       none
                                                                ------     -------      -------     -------
Net asset value, end of period ...........................      $7.080     $ 6.440      $10.110     $ 9.940
                                                                ======     =======      =======     =======
Total return(4) ..........................................       10.13%     (32.11%)       2.48%      (0.60%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............      $2,779     $ 2,528      $ 3,484     $   282
   Ratio of expenses to average net assets ...............        2.70%       2.70%        2.70%       2.70%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ............................        4.06%       4.61%        3.72%       4.80%
   Ratio of net investment income (loss)
     to average net assets ...............................        1.36%       0.84%       (0.18%)     (0.53%)
   Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid indirectly .............        0.00%      (1.07%)      (1.20%)     (2.63%)
   Portfolio turnover ....................................          14%         47%          65%         36%

-----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997 and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                            for international diversification 37

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                      Emerging Markets Series C Class
                                                             -----------------------------------------------
                                                             Six Months   Year        Year
                                                               Ended      Ended       Ended    6/10/96(2) to
                                                             5/31/99(1)  11/30/98    11/30/97     11/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................     $6.430     $10.110      $ 9.940     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) .......................      0.043       0.068       (0.019)     (0.051)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ...............      0.607      (3.143)       0.264      (0.009)
                                                               ------     -------      -------     -------
   Total from investment operations ......................      0.650      (3.075)       0.245      (0.060)
                                                               ------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.010)       none         none        none
   Distributions from net realized gain
     on investments ......................................       none      (0.605)      (0.075)       none
                                                               ------     -------      -------     -------
   Total dividends and distributions .....................     (0.010)     (0.605)      (0.075)       none
                                                               ------     -------      -------     -------
Net asset value, end of period ...........................     $7.070     $ 6.430      $10.110     $ 9.940
                                                               ======     =======      =======     =======
Total return(4) ..........................................      10.14%     (32.21%)       2.48%      (0.60%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $1,093     $   884      $  1,519    $   199
   Ratio of expenses to average net assets ...............       2.70%       2.70%        2.70%       2.70%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ............................       4.06%       4.61%        3.72%       4.80%
   Ratio of net investment income (loss)
     to average net assets ...............................       1.36%       0.84%       (0.18%)     (0.53%)
   Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid indirectly .............       0.00%      (1.07%)      (1.20%)     (2.63%)
   Portfolio turnover ....................................         14%         47%          65%         36%

[RESTUB]

                                                                Emerging Markets Series Institutional Class
                                                              ------------------------------------------------
                                                              Six Months    Year        Year
                                                                Ended       Ended       Ended    6/10/96(2) to
                                                               5/31/99(1)  11/30/98    11/30/97     11/30/96
                                                              (Unaudited)
Net asset value, beginning of period .....................       $6.550     $10.250      $ 9.990     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(3) .......................        0.074       0.151        0.098       0.047
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ...............        0.606      (3.191)       0.262      (0.057)
                                                                 ------     -------      -------     -------
   Total from investment operations ......................        0.680      (3.040)       0.360      (0.010)
                                                                 ------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................       (0.090)     (0.055)      (0.025)       none
   Distributions from net realized gain
     on investments ......................................         none      (0.605)      (0.075)       none
                                                                 ------     -------      -------     -------
   Total dividends and distributions .....................       (0.090)     (0.660)      (0.100)       none
                                                                 ------     -------      -------     -------
Net asset value, end of period ...........................       $7.140     $ 6.550      $10.250     $ 9.990
                                                                 ======     =======      =======     =======
Total return(4) ..........................................        10.67%     (31.55%)       3.64%      (0.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............       $2,328     $ 1,117      $ 1,916     $ 3,717
   Ratio of expenses to average net assets ...............         1.70%       1.70%        1.70%       1.70%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ............................         3.06%       3.61%        2.72%       3.80%
   Ratio of net investment income (loss)
     to average net assets ...............................         2.36%       1.84%        0.82%       0.47%
   Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid indirectly .............         1.00%      (0.07%)      (0.20%)     (1.63%)
   Portfolio turnover ....................................           14%         47%          65%         36%

----------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Per share information for the six months ended May 31, 1999 and the years ended November 30, 1996, 1997 and 1998 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

38 for international diversification

Delaware Group Global & International Funds, Inc.-
Notes to Financial Statements
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers six series: the International Equity Series, the Global Bond Series, the Global Equity Series, the Emerging Markets Series, the Global Opportunities Series and the International Small Cap Series. These financial statements and the related notes pertain to the International Equity Series, the Global Bond Series, the Global Equity Series and the Emerging Markets Series (the "Series"). The International Equity Series is registered as a diversified open-end investment company, and the Global Bond Series, the Global Equity Series and the Emerging Markets Series are registered as non-diversified open-end investment companies, under the Investment Company Act of 1940, as amended. Each Series offers four classes of shares. The A Class carries a front-end sales charge of 5.75% for all Series except the Global Bond Series, which is 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge.

The investment objective of each Series is as follows:

International Equity Series: To seek long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

Global Bond Series: To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

Global Equity Series: To seek long-term total return by investing in securities, including U.S. and foreign stocks, with the potential for capital appreciation and income.

Emerging Markets Series: To seek long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before each Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign currency exchange rate from that which are due to changes in the market prices of debt securities. The Series report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Series declares and pays dividends from capital gains annually and from net investment income as follows: the International Equity Series, the Global Equity Series and the Global Bond Series quarterly and the Emerging Markets Series annually.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price execution. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended May 31, 1999 are as follows:

                                            for international diversification 39

--------------------------------------------------------------------------------
                        International       Global      Global     Emerging
                           Equity            Bond       Equity     Markets
                           Series           Series      Series     Series
                        -------------       ------      ------     --------
"Soft Dollar" Expenses..   $4,091            $226        $199       $119
Earnings Credits .......   31,024           8,269          --        763

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager, an annual fee based on its net assets. DIAL has entered into a sub-advisory agreement with Delaware Management Company ("DMC"), an affiliate, with respect to the management of the Global Equity Series' investment in U.S. securities. DMC receives 25% of the management fee paid to DIAL for managing the U.S. securities portion of the Global Equity Series. The management fee rates changed effective April 1, 1999, with the exception of the International Equity Series which was effective April 15, 1999. The new management fee rate for the International Equity Series and Global Equity Series is 0.85% of the first $500 million of average daily net assets of each Series, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on the average daily net assets over $2,500 million. The new rate for the Global Bond Series is 0.75% of the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets over $2,500 million. The new rate for the Emerging Markets Series is 1.25% of the first $500 million of average daily net assets, 1.20% on the next $500 million, 1.15% on the next $1,500 million and 1.10% on the average daily net assets over $2,500 million. The old management fee rate for the International Equity Series, Global Bond Series, and Global Equity Series was 0.75%, which was calculated daily on the net assets of each Series, less fees paid to the independent directors. The old management fee rate for the Emerging Market Series was 1.25% calculated daily on the net assets of the Series.

DIAL has elected to waive its fees and reimburse the Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.00% for each class of the Global Bond Series, 1.55% for each class of the Global Equity Series and 1.70% for each class of the Emerging Markets Series of the average daily net assets for the Series through November 30, 1999.

The Series have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On May 31, 1999, the Series had liabilities payable to affiliates as follows:

                                                               International       Global      Global     Emerging
                                                                  Equity            Bond       Equity     Markets
                                                                  Series           Series      Series     Series
                                                               -------------       ------      ------     --------
Investment management fee payable to DIAL ...................    $258,467          $8,176      $12,493          --
Dividend disbursing, transfer agent, accounting fees and
   other expenses payable to DSC ............................     144,254           7,196       14,919     $11,883
Other expenses payable to DMC and affiliates ................          --              --          493          --

Pursuant to the Distribution Agreement, each Series pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the period February 1, 1998 through July 31, 1999, DDLP has elected to waive its fees to ensure that the annual fee received from the Emerging Markets Series A Class does not exceed 0.25% of the average daily net assets.

For the six months ended May 31, 1999, DDLP earned commissions on sales of the A Class shares for each Series as follows:

                        International       Global      Global     Emerging
                           Equity            Bond       Equity     Markets
                           Series           Series      Series     Series
                         ------------       ------      ------     --------
                           $26,968          $3,339      $3,071       $2,118

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.Investments
During the six months ended May 31, 1999, each Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                        International       Global      Global     Emerging
                           Equity            Bond       Equity     Markets
                           Series           Series      Series     Series
                         ------------       ------      ------     --------
Purchases .............   $3,598,750      $8,705,545  $3,066,557   $997,867
Sales .................   22,304,954       8,395,023   4,794,720    661,651

40 for international diversification

--------------------------------------------------------------------------------
The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for each Series were as follows:

                                                     International       Global      Global       Emerging
                                                        Equity            Bond       Equity       Markets
                                                        Series           Series      Series       Series
                                                      ------------       ------      ------       --------
Cost of investments ................................  $286,279,073    $19,764,618  $15,610,715   $17,797,150
                                                      ============    ===========  ===========   ===========
Aggregate unrealized appreciation ..................   $54,363,005        $80,207   $2,012,400      $595,126
Aggregate unrealized depreciation ..................   (15,516,127)    (1,005,178)    (818,699)   (5,843,150)
                                                      ------------    -----------  -----------   -----------
Net unrealized appreciation (depreciation)..........   $38,846,878      $(924,971)  $1,193,701   $(5,248,024)
                                                      ============    ===========  ===========   ===========

For federal income tax purposes, the Fund had accumulated capital losses at November 30, 1998 for each Series as follows:

                                            Year of Expiration
                                                   2006
                                                   ----
International Equity Series...............      $2,837,854
Emerging Markets Series ..................       1,188,491

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                      International Equity Series           Global Bond Series
                                                      ---------------------------       --------------------------
                                                      Six Months          Year            Six Months        Year
                                                        Ended             Ended             Ended          Ended
                                                       5/31/99          11/30/98           5/31/99        11/30/98
                                                      (Unaudited)                         (Unaudited)
Shares sold:
   A Class .......................................     17,614,635      16,564,864           56,013         113,649
   B Class .......................................      2,093,774       4,073,265           77,344          34,421
   C Class .......................................      5,537,271       7,476,066           38,267           4,332
   Institutional Class ...........................      3,392,514       8,697,007          191,461         393,104

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .......................................         99,460         275,722            9,394          11,830
   B Class .......................................         20,438          60,552            4,195           2,915
   C Class .......................................          5,755          20,437            1,522           2,026
   Institutional Class ...........................        157,776         207,907           35,437          52,808
                                                      -----------    ------------       ----------       ---------
                                                       28,921,623      37,375,820          413,633         615,085
                                                      -----------    ------------       ----------       ---------
Shares repurchased:
   A Class .......................................    (18,526,262)    (16,518,776)         (99,143)       (120,563)
   B Class .......................................     (2,241,603)     (3,853,029)         (16,323)        (28,855)
   C Class .......................................     (5,577,915)     (7,386,503)          (9,912)        (22,294)
   Institutional Class ...........................     (2,415,348)     (3,016,912)        (218,967)       (305,570)
                                                      -----------    ------------       ----------       ---------
                                                      (28,761,128)    (30,775,220)        (344,345)       (477,282)
                                                      -----------    ------------       ----------       ---------
Net increase .....................................        160,495       6,600,600           69,288         137,803
                                                      ===========    ============       ==========       =========

                                            for international diversification 41

--------------------------------------------------------------------------------

                                                            Global Equity Series          Emerging Markets Series
                                                        --------------------------       -------------------------
                                                         Six Months        Year          Six Months        Year
                                                           Ended           Ended           Ended          Ended
                                                          5/31/99        11/30/98         5/31/99        11/30/98
                                                        (Unaudited)                      (Unaudited)
Shares sold:
   A Class .......................................        115,169         176,582          199,384         415,378
   B Class .......................................         34,782         101,799          118,600         123,871
   C Class .......................................         15,591          54,271           42,311          58,715
   Institutional Class ...........................         14,014          39,144          218,095         138,485

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .......................................         29,653          58,833            9,176          56,786
   B Class .......................................         19,847          34,726              599          21,543
   C Class .......................................         12,623          22,924              224           8,341
   Institutional Class ...........................          5,138          21,063            2,585          12,171
                                                        ---------       ---------         --------        --------
                                                          246,817         509,342          590,974         835,290
                                                        ---------       ---------         --------        --------

Shares repurchased:
   A Class .......................................        (98,245)       (190,149)        (173,775)       (563,918)
   B Class .......................................        (67,070)        (56,458)        (119,383)        (97,215)
   C Class .......................................        (61,709)        (48,156)         (25,408)        (79,781)
   Institutional Class ...........................       (118,045)        (31,084)         (65,292)       (167,165)
                                                        ---------       ---------         --------        --------
                                                         (345,069)       (325,847)        (383,858)       (908,079)
                                                        ---------       ---------         --------        --------
Net increase (decrease) ..........................        (98,252)        183,495          207,116         (72,789)
                                                        =========       =========         ========        ========

5. Lines of Credit
The Fund has a committed line of credit for $10.8 million for the International Equity Series, $900,000 for the Global Bond Series, $1 million for the Global Equity Series and $900,000 for the Emerging Markets Series. No amounts were outstanding at May 31, 1999, or at any time during the fiscal year.

6. Foreign Exchange Contracts
A Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding at May 31, 1999:

                                           International Equity Series
-----------------------------------------------------------------------------------------------------------------
                                                         Value of                              Unrealized
        Contracts to                In Exchange        Contract at          Settlement         Appreciation
           Deliver                      For              5/31/99              Date            (Depreciation)
   18,540,178 British Pounds         $29,960,000       $29,669,012          07/30/99             $290,988
    1,309,938 British Pounds           2,090,400         2,097,136          06/02/99               (6,736)
    1,832,881 British Pounds           2,936,642         2,934,372          06/01/99                2,270
  234,514,911 Japanese Yen             1,921,151         1,927,946          06/01/99               (6,795)

                                               Global Equity Series
-----------------------------------------------------------------------------------------------------------------
        Contracts to
           Deliver
      865,126 British Pounds          $1,398,000        $1,384,422          07/30/99               13,578

42 for international diversification

--------------------------------------------------------------------------------
7. Market and Credit Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of the Emerging Markets Series each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Emerging Markets Series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Securities Lending
The International Equity Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at May 31, 1999 were as follows:

                                             Market Value
                                             of securities      Market Value
                                               on loan         of collateral
                                             -------------     -------------
International Equity Series ...............   $41,165,848        $44,008,513
                                            for international diversification 43

Proxy Results
(Unaudited)
--------------------------------------------------------------------------------
For the six months ended May 31, 1999, Delaware Group Global & International Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Global & International Funds, Inc. Board of Directors.

                                   Shares     Shares Voted
                                   Voted        Withheld
                                    For        Authority       Abstain
                                   ------     ------------     -------
    Jeffrey J. Nick .....        20,453,923        -           891,165
    Walter P. Babich ....        20,479,397        -           865,691
    John H. Durham ......        20,501,960        -           843,128
    Anthony D. Knerr.....        20,499,903        -           845,185
    Ann R. Leven ........        20,505,991        -           839,097
    Thomas F. Madison ...        20,505,994        -           839,094
    Charles E. Peck .....        20,506,620        -           838,468
    Wayne A. Stork ......        20,506,946        -           838,142
    Jan L. Yeomans ......        20,507,604        -           837,484

2. To approve the reclassification of the investment objective from fundamental to non-fundamental.

                                         For            Against          Abstain
                                        -----           -------          -------
    International Equity Series..     15,443,838        301,931          515,505
    Global Bond Series ..........      1,174,210          1,655           13,177
    Global Equity Series ........        692,527         26,540           42,218
    Emerging Markets Series .....        655,489         39,709           50,726

3. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,583,559       189,223           488,492
    Global Bond Series ..........      1,173,031         3,427            12,582
    Global Equity Series ........        698,426        22,355            40,504
    Emerging Markets Series .....        662,179        28,932            54,814

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,541,922       218,434           500,918
    Global Bond Series ..........      1,172,426         3,597            13,018
    Global Equity Series ........        692,250        22,544            46,491
    Emerging Markets Series .....        655,103        34,563            56,258

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,564,197       185,955           511,122
    Global Bond Series ..........      1,175,609         1,615            11,816
    Global Equity Series ........        698,289        18,324            44,672
    Emerging Markets Series .....        662,198        26,485            57,241

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,561,813       212,763           486,698
    Global Bond Series ..........      1,173,706         3,205            12,130
    Global Equity Series ........        701,201        15,803            44,281
    Emerging Markets Series .....        660,816        30,283            54,825

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,532,850       236,595           491,828
    Global Bond Series ..........      1,172,901         3,205            12,935
    Global Equity Series ........        699,790        18,426            43,070
    Emerging Markets Series .....        654,443        31,967            59,514

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,540,964       226,660           493,650
    Global Bond Series ..........      1,173,533         1,815            13,693
    Global Equity Series ........        699,703        17,466            44,116
    Emerging Markets Series .....        651,716        38,799            55,409

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     15,456,017       275,581           529,676
    Global Bond Series ..........      1,174,246         2,098            12,697
    Global Equity Series ........        689,253        25,525            46,508
    Emerging Markets Series .....        651,104        42,691            52,129

4. To approve a new investment management agreement with Delaware Management Company.

                                         For           Against           Abstain
                                        -----          -------           -------
    International Equity Series..     11,632,431     4,117,862           510,981
    Global Bond Series ..........      1,173,297         2,701            13,043
    Global Equity Series ........        692,305        23,771            45,208
    Emerging Markets Series .....        844,122        38,725            49,736

5.  To approve a new Sub-Advisory Agreement.

                                         For           Against           Abstain
                                        -----          -------           -------
    Global Equity Series ........        821,548        16,320            47,370

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Global & International Funds, Inc.

                                         For           Against           Abstain
                                        -----          -------           -------
                                      19,503,887       116,413         1,724,785

7. To approve the restructuring of Delaware Group Global & International Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.

                                         For           Against           Abstain
                                        -----          -------           -------
                                      18,845,607       216,023           607,607

This Semi-annual report is for the information of Global & International Funds shareholders, but it may be used with prospective investors when preceded or accompanied by the current prospectus for the Global & International Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

(photo of globes)

Investment Manager
Delaware International Advisers Ltd.
London, England

U.S. Affiliate
Delaware Management Company
Philadelphia

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(1925)
SA-034 [5/99] PP7/99